The George
Putnam
Fund of
Boston

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-04

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[SCALE LOGO OMITTED]


From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We would like to call your attention to new information now being included in shareholder reports. Following the performance tables in the Performance Summary, you can find expense and risk comparisons as well as portfolio turnover information for your fund. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these expenses with the average expense level for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. The portfolio turnover information explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. It also compares your fund's portfolio turnover rate with its industry peers, as measured by Lipper. We believe all of this information can be valuable to you and your financial advisor when you make decisions about your financial program.

The period covered by this report was generally positive for the stock market, although mixed signals from the economy caused volatility in recent months. There were also significant variations in stock performance, with small companies and value-style stocks leading large companies and growth-style stocks. The George Putnam Fund of Boston generated positive returns for the year but lagged its all-equity benchmark, primarily because of its emphasis on high-quality stocks in a market that favored lower-quality securities. Asset allocation decisions were beneficial, and the bond portion of the fund helped reduce volatility and enhance returns. On the following pages the fund's management teams provide insight into their investment decisions, the market environment in which they were operating, and their outlook for the coming months.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 15, 2004


Report from Fund Management

Fund highlights

 * The George Putnam Fund of Boston's class A shares returned 9.77% at net asset value (NAV), and 3.45% at public offering price (POP) for the annual period ended July 31, 2004.

 * This balanced fund invests in stocks and bonds. During the period, it underperformed its all-stock benchmark, the S&P 500/Barra Value Index, which returned 17.33%. The fund lagged because of its focus on high-quality stocks, which underperformed higher-risk stocks.

 * For the same reason, the fund underperformed its custom blended benchmark, which comprises 60% S&P 500/Barra Value Index and 40% Lehman Aggregate Bond Index. The Blended Index returned 12.39%.

 * Based on performance at NAV, the fund outperformed its all-bond benchmark, the Lehman Aggregate Bond Index, which returned 4.84%.

 * Based on performance at NAV, the fund outperformed the average return for Lipper's Balanced Funds category, which was 9.23%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund generated positive returns in what was a challenging fiscal year. For much of the period, the market favored small-cap stocks and lower-quality stocks, neither of which is a focus of the fund. Also, the portfolio had less exposure to certain outperforming stocks than its official benchmark, the S&P 500/Barra Value Index, as well as its custom blended benchmark. However, volatility was smoothed and overall performance was helped by the portfolio's well-diversified bond positions and, in particular, by our asset allocation decisions throughout the year. For example, in the second quarter we reduced the bond exposure to 35% in anticipation of the Federal Reserve Board raising short-term interest rates on June 30.

FUND PROFILE

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established, dividend-paying companies that are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.


Market overview

The equities market advanced in the last five months of 2003 and then moved within a narrow range for the remainder of the fund's fiscal year. Events in Iraq and concerns about global terrorism created a blanket of uncertainty that tempered investors' appetite for risk. Energy prices rose as the increase in global demand was met with tight supply and limited discovery of new resources. The price of a barrel of crude oil rose by 43% to nearly $44, quite high by historical measures. To manage inflationary pressures, the Federal Reserve Board raised the short-term interest rate by 25 basis points (one quarter of a percentage point) on the last day of June. On August 10, soon after the fund's 2005 fiscal year began, the Fed raised rates by another 25 basis points. The pace of corporate earnings growth in the United States has slowed, although it is still continuing at what we consider a healthy pace. Year-over-year comparisons of corporate earnings growth within the S&P 500 Index show a downward-sloping trend line, which we believe is likely to continue through 2004.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 17.33%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                11.32%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  22.83%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              13.03%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.84%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       13.83%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.86%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/04.
-------------------------------------------------------------------------------

Strategy overview

Throughout the year, we actively managed the portfolio's asset allocation between stocks and bonds and sought to earn a competitive return while adhering to the fund's conservative value-oriented investment style. For the equity portion of the portfolio, we continued to seek what we believed were the best opportunities in large-cap value stocks. We emphasized dividend-paying stocks, which, in our view, were priced attractively. While this positioning may have contributed to the fund's underperformance relative to the equity benchmark, we believe it will be rewarded over time as the market comes to prize dividends more highly. Dividend income often represents a larger portion of investors' total return in a slower-growth environment, which, in our opinion, appears to be taking shape.

To take advantage of an improving economy and to boost income, last year we invested a small but significant portion of the fund in high-yield corporate bonds. This allocation was diversified across many issuers in many industries to minimize company-specific risk. The positions performed well and contributed meaningfully to the fund's returns. We gradually reduced the portfolio's high-yield bond exposure to zero by the end of the fiscal year. In May, when it appeared that a rise in short-term interest rates was imminent, we reduced the fund's bond exposure to 35% of total portfolio market value by buying Treasury futures, and took a 5% cash position, which reflected our view that stocks did not appear particularly attractive relative to bonds. In recent months, we shortened the duration of the fund's bond portfolio (reduced its interest-rate sensitivity), anticipating that the Federal Reserve Board would soon raise short-term interest rates, which it did, on June 30. At the end of the reporting period, the fund's duration was slightly shorter than that of the Lehman Aggregate Bond Index.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                                 as of 1/31/04         as of 7/31/04

Common stocks                       60.9%                 60.5%

U.S. government
and agency securities               24.3%                 26.1%

Short-term
investments                         14.9%                  8.1%

Corporate bonds                     10.2%                  7.5%

Collateralized
mortgage obligations                 5.0%                  5.6%

Asset-backed
rsecurities                          4.8%                  5.4%

Convertible
preferred stocks                     0.7%                  0.6%

Other                                0.5%                  0.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Tyco International was among the portfolio's top performers during the period. This Bermuda-based conglomerate operates many disparate manufacturing and service businesses around the world, of which undersea telecommunications systems, security and fire protection systems, health-care and specialty products, and electronic components manufacturing are just a few. Under the leadership of CEO Ed Breen, we believe this conglomerate has now moved beyond the accounting, balance sheet, and liquidity issues that were so troublesome in 2001 and 2002. Strong cash flow has helped to reduce debt while restructuring and divestitures have reduced the number of unprofitable operations. The company now has strong operating leverage and earnings. Its stock price rose nearly 70% during the year, and the fund still maintains a relatively large position.

Shares of retailer J.C. Penney provided a strong return, indicating that under the leadership of CEO Allen Questrom the company had made significant progress overcoming its operating difficulties. The nationwide retailer vastly improved its efficiency and same-store sales results when it adopted a centralized inventory management system. Also, the company benefited from divesting itself of the unprofitable Eckerd Drug Store chain. Proceeds of the sale helped to reduce debt and a portion was returned to shareholders. The company's fundamentals have continued to improve and we have maintained a position. While our outlook for this company is favorable, we are less certain about the short-term prospects of retailers in general, because we believe consumer spending may decrease in coming months.


[GRAPHIC OMITTED: TOP EQUITY HOLDINGS]

TOP EQUITY HOLDINGS
(Percent of fund's net assets as of 7/31/04)

 1 Exxon Mobil Corp. (3.1%)
   Oil and gas

 2 Citigroup, Inc. (2.8%)
   Banking

 3 Bank of America Corp. (2.2%)
   Banking

 4 Hewlett-Packard Co. (1.6)
   Computers

 5 Altria Group, Inc. (1.5%)
   Tobacco

 6 U.S. Bancorp (1.5%)
   Banking

 7 JPMorgan Chase & Co. (1.4%)
   Investment banking/brokerage

 8 Pfizer, Inc. (1.4%)
   Pharmaceuticals

 9 Microsoft Corp. (1.4%)
   Software

10 Tyco International, Ltd. (1.3%)
   Conglomerates

Footnote reads:
The fund's holdings will change over time.

Edison International, which owns California's second-largest electric utility, Southern California Edison, suffered as a result of the state's energy crisis. Poor financial performance led to elimination of the dividend, and the stock price fell precipitously. However, the Supreme Court of California approved a rescue plan that enabled the utility to generate free cash flow and repair its balance sheet. Thanks to more stable natural gas prices and a more favorable regulatory situation, it is making steady progress. Earnings have recovered dramatically, and Edison has resumed payment of dividends on both its common and preferred shares. The stock has done well. We recently took some profits, but we are maintaining a fairly large position.

Shares of Boeing performed well during the period. In our opinion, investors overreacted when financially troubled major airlines cancelled orders for Boeing's commercial aircraft. However, a significant portion of Boeing's business is defense related, and this segment flourished during the period. Boeing's share price bounced back, and the portfolio still owns its position.

Fund holdings that disappointed during the period included Union Pacific Railroad, which cut its workforce too severely and, as a result, sacrificed service quality at a time when demand for rail transport was strong. The high price of gasoline has made railroads more attractive than trucking. We believe the Union Pacific's troubles will be short-lived, but it has taken the company longer than we expected to resolve its service issues. The fund maintains a position. Hewlett-Packard (HP) underperformed our expectations during the period, even as it continued to find efficiencies from its merger with Compaq computer. We believe the merger was a positive move for HP that will ultimately reward shareholders. In our view, HP is poised to benefit from a steady increase in capital spending by cash-rich companies. The fund is retaining its position. In the midst of a slump in the health-care sector, King Pharmaceuticals lost patent protection for one of its most important products. This was made worse by the company's faltering earnings. Taken together, these factors caused the stock price to swoon. We have maintained a position and are monitoring the situation closely. Subsequent to the end of the reporting period, King Pharmaceuticals received an offer to be acquired by generic-drug firm, Mylan Laboratories.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. The members of the Large-Cap Value Team are Jeanne Mockard (Portfolio Leader), Mike Abata, Ronald Bukovac, Bartlett Geer, David King, Deborah Kuenstner, Cole Lannum, George Maris, Christopher Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are Kevin Cronin (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, D. William Kohli, Michael Salm, John Van Tassel, and David Waldman. The members of the Global Asset Allocation Team are Jeff Knight (Portfolio Member), Robert Kea, Bruce MacDonald, and Robert Schoen.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Looking forward, we believe the current very high oil prices are unsustainable and, barring any world crises, will recede to lower levels. This would be beneficial for markets as a whole. However, we think commodity prices and interest rates will continue to rise gradually. In our view, the pace of earnings growth will be more moderate, but companies will continue to benefit from productivity enhancements and an improving economy. We believe that corporations have largely completed their debt reduction efforts. Therefore we expect to see free cash flows used increasingly for stock buybacks, more generous dividend payouts, and capital expenditures on new and profitable endeavors. Accordingly, we are targeting stocks that we believe would benefit from increased capital spending. In contrast, we see less opportunity in consumer-oriented stocks this year. We expect consumer spending will fall off as a result of higher gas prices, lack of tax breaks, and decreased home-refinancing activity.

Presently, we see compelling value in larger-cap stocks. The portfolio's average market capitalization may increase as we take advantage of some of these opportunities. We believe higher-quality, dividend-paying stocks are poised to outperform, which would be a positive for your fund.

We feel it is always worthwhile to reiterate the role bonds play in this portfolio and to assure investors that we actively manage the fund's stock and bond allocations on a daily basis. Not only do bonds help to manage the portfolio's overall volatility, but throughout the bear market, they provided the bulk of the fund's returns. In the midst of a recovering economy, when equities simply pause, experience a correction, or respond to economic or market data such as a worse-than-expected unemployment report, bonds help to cushion the impact on the portfolio. The benefits of balanced investing have endured the test of time, and we continue to believe that an actively managed portfolio of stocks and bonds is one of the best ways to build wealth over the long term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund invests some of its assets in midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during its fiscal year, which ended July 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/5/37)             (4/27/92)             (7/26/99)             (12/1/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                     9.77%      3.45%      8.88%      3.88%      8.92%      7.92%      9.18%      5.39%      9.60%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   14.09       7.52       9.82       8.00       9.83       9.83      11.31       7.45      12.71
Annual average             2.67       1.46       1.89       1.55       1.89       1.89       2.17       1.45       2.42
----------------------------------------------------------------------------------------------------------------------------------
10 years                 140.53     126.78     123.14     123.14     123.01     123.01     128.72     120.64     134.75
Annual average             9.17       8.53       8.36       8.36       8.35       8.35       8.63       8.24       8.91
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.40       9.30       8.36       8.36       8.58       8.58       8.63       8.58       9.13
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/5/37)             (4/27/92)             (7/26/99)             (12/1/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    10.48%      4.10%      9.60%      4.60%      9.63%      8.63%      9.89%      6.05%     10.25%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   12.90       6.39       8.68       6.87       8.70       8.70      10.15       6.30      11.56
Annual average             2.46       1.25       1.68       1.34       1.68       1.68       1.95       1.23       2.21
----------------------------------------------------------------------------------------------------------------------------------
10 years                 149.29     134.91     131.29     131.29     131.09     131.09     137.18     128.95     143.21
Annual average             9.56       8.92       8.75       8.75       8.74       8.74       9.02       8.64       9.29
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.43       9.34       8.40       8.40       8.61       8.61       8.67       8.61       9.16
----------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/94 to 7/31/04

                                 S&P 500/
             Fund's class A    Barra Value     Lehman Aggregate   George Putnam
Date          shares at POP       Index           Bond Index      Blended Index

7/31/94           9,425           10,000            10,000           10,000
7/31/95          11,100           12,140            11,011           11,683
7/31/96          12,737           14,028            11,621           13,032
7/31/97          16,752           20,703            12,872           17,170
7/31/98          18,349           23,465            13,884           19,144
7/31/99          19,878           27,094            14,223           21,184
7/31/00          18,866           27,056            15,078           21,766
7/31/01          21,292           28,131            16,993           23,474
7/31/02          19,120           20,913            18,273           20,371
7/31/03          20,660           23,528            19,263           22,541
7/31/04         $22,678          $27,606           $20,195          $25,333

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $22,314 and $22,301, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $22,872 ($22,064 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $23,475. See first page of performance section for performance calculation method.


---------------------------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/04
---------------------------------------------------------------------------------------------------------
                                S&P 500/            Lehman          George Putnam      Lipper Balanced
                              Barra Value          Aggregate           Blended          Funds category
                                Index             Bond Index            Index              average*
---------------------------------------------------------------------------------------------------------
1 year                          17.33%               4.84%              12.39%               9.23%
---------------------------------------------------------------------------------------------------------
5 years                          1.89               41.99               19.58                8.36
Annual average                   0.38                7.26                3.64                1.49
---------------------------------------------------------------------------------------------------------
10 years                       176.06              101.95              153.33              123.17
Annual average                  10.69                7.28                9.74                8.21
---------------------------------------------------------------------------------------------------------
Annual average
(life of fund)                     --+                 --+                 --+                 --+
---------------------------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 7/31/04, there were 540, 364, and 138 funds, respectively, in this Lipper category.

 + The benchmarks were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 12/31/86. The Lipper Average commenced 12/31/59.


----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/04
----------------------------------------------------------------------------------------------------------
                           Class A          Class B          Class C          Class M          Class R
----------------------------------------------------------------------------------------------------------
Distributions (number)          4                4                4                4                4
----------------------------------------------------------------------------------------------------------
Income                       $0.332           $0.205           $0.206           $0.250           $0.307
----------------------------------------------------------------------------------------------------------
Capital gains                  --               --               --               --               --
----------------------------------------------------------------------------------------------------------
Total                        $0.332           $0.205           $0.206           $0.250           $0.307
----------------------------------------------------------------------------------------------------------
Share value:               NAV     POP          NAV              NAV         NAV       POP         NAV
----------------------------------------------------------------------------------------------------------
7/31/03                   $15.72  $16.68      $15.56           $15.63       $15.57    $16.13     $15.70
----------------------------------------------------------------------------------------------------------
7/31/04                    16.91   17.85*      16.73            16.81        16.74     17.35      16.89
----------------------------------------------------------------------------------------------------------
Current return
----------------------------------------------------------------------------------------------------------
Current dividend rate 1    1.85%   1.75%       1.08%            1.09%        1.36%     1.31%      1.63%
----------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                2.05    1.94        1.31             1.31         1.56      1.47       1.79
----------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from February 1, 2004, to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 7/31/04
-----------------------------------------------------------------------------
                         Class A   Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per $1,000* $5.06     $8.80      $8.80      $7.55      $6.31
-----------------------------------------------------------------------------
Ending value
(after expenses)        $993.40   $988.90    $989.40    $990.20    $991.50
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2004, use the calculation method below. To find the value of your investment on February 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                                Expenses paid            expenses
investment on 2/1/04  [DIV]    $1,000   X    per $1,000             = paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.06 (see table above)  = $50.60
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*  $5.13      $8.92      $8.92      $7.66      $6.39
------------------------------------------------------------------------------
Ending value
(after expenses)       $1,020.06  $1,016.29  $1,016.29  $1,017.55  $1,018.80
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                          Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+              1.01%     1.76%     1.76%     1.51%     1.26%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper
peer group++                1.32%     2.07%     2.07%     2.07%     1.57%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
------------------------------------------------------------------------------
The George Putnam
Fund of Boston             166%       121%       132%       333%       141%
------------------------------------------------------------------------------
Lipper Balanced Funds
category average            87%        82%        83%        85%        83%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year, with the exception of 2004 data. Lipper data for 2004 represents the average turnover for each fund in the category for its most recent fiscal year and for which data is available as of 6/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk      0.88

U.S. stock
fund average          3.75

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard and Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.


Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2004


The fund's portfolio
July 31, 2004

Common stocks (60.5%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.6%)
-------------------------------------------------------------------------------
       579,300 Boeing Co. (The)                                     $29,399,475
       684,700 Lockheed Martin Corp.                                 36,282,253
       452,500 Northrop Grumman Corp. (S)                            23,801,500
                                                                 --------------
                                                                     89,483,228

Airlines (0.1%)
-------------------------------------------------------------------------------
       334,800 Southwest Airlines Co.                                 4,844,556

Automotive (0.2%)
-------------------------------------------------------------------------------
        88,800 BorgWarner, Inc. (S)                                   4,190,472
       166,000 Lear Corp.                                             9,151,580
                                                                 --------------
                                                                     13,342,052

Banking (9.8%)
-------------------------------------------------------------------------------
     1,431,460 Bank of America Corp.                                121,688,415
     1,095,300 Bank of New York Co., Inc. (The)                      31,467,969
     3,473,520 Citigroup, Inc. (SEG)                                153,147,497
       117,800 Compass Bancshares, Inc.                               5,193,802
       828,600 State Street Corp.                                    35,472,366
     2,886,460 U.S. Bancorp                                          81,686,818
     1,027,800 Wachovia Corp. (S)                                    45,541,818
        86,800 Washington Mutual, Inc.                                3,367,840
     1,123,930 Wells Fargo & Co.                                     64,524,821
        58,150 Zions Bancorp.                                         3,518,075
                                                                 --------------
                                                                    545,609,421

Beverage (0.6%)
-------------------------------------------------------------------------------
       363,700 Coca-Cola Co. (The)                                   15,951,882
       715,100 Coca-Cola Enterprises, Inc.                           14,588,040
                                                                 --------------
                                                                     30,539,922

Biotechnology (0.2%)
-------------------------------------------------------------------------------
       168,100 Amgen, Inc. (NON)                                      9,561,528

Broadcasting (0.5%)
-------------------------------------------------------------------------------
       756,200 Viacom, Inc. Class B                                  25,400,758

Building Materials (0.8%)
-------------------------------------------------------------------------------
     1,493,700 Masco Corp. (S)                                       45,169,488

Cable Television (0.5%)
-------------------------------------------------------------------------------
       254,700 Echostar Communications Corp. Class
               A (NON)                                                7,060,284
     1,966,400 Liberty Media Corp. Class A (NON)                     16,675,072
        19,664 Liberty Media International, Inc.
               (NON) (S)                                                118,181
        98,320 Liberty Media International, Inc.
               Class A (NON) (S)                                      3,065,618
                                                                 --------------
                                                                     26,919,155

Capital Goods (0.1%)
-------------------------------------------------------------------------------
       101,200 Eaton Corp.                                            6,541,568

Chemicals (1.5%)
-------------------------------------------------------------------------------
       157,100 Avery Dennison Corp. (S)                               9,515,547
     1,006,700 Dow Chemical Co. (The)                                40,157,263
       267,700 Engelhard Corp.                                        7,870,380
       408,100 PPG Industries, Inc.                                  24,057,495
                                                                 --------------
                                                                     81,600,685

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------
     2,477,860 Service Corp. International (NON)                     15,734,411

Communications Equipment (0.1%)
-------------------------------------------------------------------------------
       341,600 Cisco Systems, Inc. (NON)                              7,125,776

Computers (2.6%)
-------------------------------------------------------------------------------
       250,500 Dell, Inc. (NON)                                       8,885,235
     4,422,681 Hewlett-Packard Co.                                   89,117,022
       352,230 IBM Corp.                                             30,668,666
        81,000 Lexmark International, Inc. (NON)                      7,168,500
     1,362,800 Sun Microsystems, Inc. (NON)                           5,383,060
                                                                 --------------
                                                                    141,222,483

Conglomerates (2.9%)
-------------------------------------------------------------------------------
         8,987 Berkshire Hathaway, Inc. Class B
               (NON)                                                 26,008,378
     1,400,700 General Electric Co.                                  46,573,275
       468,200 Honeywell International, Inc.                         17,609,002
     2,249,660 Tyco International, Ltd. (Bermuda) (S)                69,739,460
                                                                 --------------
                                                                    159,930,115

Consumer Finance (0.6%)
-------------------------------------------------------------------------------
        78,600 Capital One Financial Corp.                            5,448,552
        91,350 Countrywide Financial Corp.                            6,586,335
       792,000 MBNA Corp.                                            19,554,480
       246,000 Providian Financial Corp. (NON)                        3,404,640
                                                                 --------------
                                                                     34,994,007

Consumer Goods (0.7%)
-------------------------------------------------------------------------------
       311,400 Colgate-Palmolive Co.                                 16,566,480
       461,900 Procter & Gamble Co.                                  24,088,085
                                                                 --------------
                                                                     40,654,565

Electric Utilities (1.9%)
-------------------------------------------------------------------------------
        97,050 Dominion Resources, Inc. (S)                           6,158,793
        40,792 DPL, Inc. (S)                                            813,800
       895,000 Edison International                                  23,986,000
       185,000 Entergy Corp.                                         10,637,500
       622,900 Exelon Corp.                                          21,739,210
       989,950 PG&E Corp. (NON) (S)                                  28,253,173
       132,580 Progress Energy, Inc.                                  5,586,921
        90,200 Public Service Enterprise Group,
               Inc.                                                   3,517,800
       146,600 Wisconsin Energy Corp.                                 4,713,190
                                                                 --------------
                                                                    105,406,387

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------
       135,300 Emerson Electric Co.                                   8,212,710

Electronics (1.2%)
-------------------------------------------------------------------------------
       246,852 Celestica, Inc. (Canada) (NON) (S)                     4,233,512
       864,930 Intel Corp.                                           21,086,993
       685,000 Micron Technology, Inc. (NON) (S)                      9,268,050
     1,246,700 Motorola, Inc.                                        19,859,931
     1,358,289 Solectron Corp. (NON) (S)                              7,470,590
       383,800 Vishay Intertechnology, Inc. (NON) (S)                 5,948,900
                                                                 --------------
                                                                     67,867,976

Energy (0.6%)
-------------------------------------------------------------------------------
       405,500 GlobalSantaFe Corp. (Cayman Islands)
               (S)                                                   11,110,700
       553,300 Halliburton Co. (S)                                   17,567,275
       180,000 Varco International, Inc. (NON) (S)                    4,350,600
                                                                 --------------
                                                                     33,028,575

Financial (2.6%)
-------------------------------------------------------------------------------
        75,950 CIT Group, Inc. (S)                                    2,640,022
       899,890 Fannie Mae                                            63,856,194
     1,065,340 Freddie Mac (S)                                       68,512,015
       161,700 PMI Group, Inc. (The) (S)                              6,666,891
                                                                 --------------
                                                                    141,675,122

Food (0.7%)
-------------------------------------------------------------------------------
       251,900 Dean Foods Co. (NON)                                   9,315,262
       423,800 General Mills, Inc. (S)                               19,028,620
       313,200 H.J. Heinz Co.                                        11,553,948
           330 PSF Group Holdings, Inc. 144A Class A                    495,570
                                                                 --------------
                                                                     40,393,400

Forest Products and Packaging (0.6%)
-------------------------------------------------------------------------------
       352,450 Boise Cascade Corp.                                   11,366,513
       792,900 Smurfit-Stone Container Corp. (NON) (S)               14,755,869
       346,950 Sonoco Products Co.                                    8,989,475
                                                                 --------------
                                                                     35,111,857

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------
       240,300 Harrah's Entertainment, Inc.                          11,171,547

Health Care Services (0.8%)
-------------------------------------------------------------------------------
       315,500 Cardinal Health, Inc.                                 14,039,750
       174,800 CIGNA Corp. (S)                                       10,839,348
       211,500 Express Scripts, Inc. Class A (NON)                   13,874,400
       207,700 Medco Health Solutions, Inc. (NON)                     6,293,310
                                                                 --------------
                                                                     45,046,808

Homebuilding (0.3%)
-------------------------------------------------------------------------------
       200,900 Lennar Corp. (S)                                       8,574,412
       175,500 Pulte Homes, Inc. (S)                                  9,587,565
                                                                 --------------
                                                                     18,161,977

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------
       467,700 Whirlpool Corp. (S)                                   29,203,188

Insurance (2.9%)
-------------------------------------------------------------------------------
     1,092,800 ACE, Ltd. (Bermuda)                                   44,356,752
       346,250 American International Group, Inc.                    24,462,563
       164,300 AON Corp. (S)                                          4,344,092
       194,500 Axis Capital Holdings, Ltd.
               (Bermuda) (S)                                          4,998,650
        86,900 MBIA, Inc.                                             4,690,862
       188,500 Old Republic International Corp.                       4,390,165
       250,500 Radian Group, Inc.                                    11,528,010
       737,256 St. Paul Travelers Cos., Inc. (The)                   27,330,080
        69,600 Torchmark Corp.                                        3,638,688
        93,800 Willis Group Holdings, Ltd.
               (Bermuda)                                              3,264,240
       416,525 XL Capital, Ltd. Class A (Bermuda) (S)                29,439,987
                                                                 --------------
                                                                    162,444,089

Investment Banking/Brokerage (2.0%)
-------------------------------------------------------------------------------
     2,151,300 JPMorgan Chase & Co.                                  80,308,029
        97,600 Lehman Brothers Holdings, Inc.                         6,841,760
       278,800 Merrill Lynch & Co., Inc.                             13,861,936
       152,600 Morgan Stanley Dean Witter & Co.                       7,527,758
                                                                 --------------
                                                                    108,539,483

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------
       721,200 Hilton Hotels Corp. (S)                               12,858,996

Machinery (0.8%)
-------------------------------------------------------------------------------
       608,550 Ingersoll-Rand Co. Class A (Bermuda)                  41,801,300

Manufacturing (0.1%)
-------------------------------------------------------------------------------
       206,450 Dover Corp.                                            8,191,936

Media (0.7%)
-------------------------------------------------------------------------------
       538,500 Fox Entertainment Group, Inc. Class
               A (NON)                                               14,555,655
     1,100,300 Walt Disney Co. (The)                                 25,405,927
                                                                 --------------
                                                                     39,961,582

Medical Technology (0.3%)
-------------------------------------------------------------------------------
        52,500 Baxter International, Inc.                             1,578,675
        94,400 C.R. Bard, Inc. (S)                                    5,210,880
       112,400 Guidant Corp.                                          6,217,968
       120,100 Medtronic, Inc.                                        5,965,367
                                                                 --------------
                                                                     18,972,890

Metals (0.2%)
-------------------------------------------------------------------------------
       405,000 Alcoa, Inc.                                           12,972,150

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------
       142,500 Pitney Bowes, Inc.                                     6,013,500

Oil & Gas (5.7%)
-------------------------------------------------------------------------------
       182,200 Amerada Hess Corp. (S)                                15,186,370
       400,500 BP PLC ADR (United Kingdom)                           22,572,180
       682,600 Chevron Texaco Corp.                                  65,290,690
     3,723,392 ExxonMobil Corp.                                     172,393,050
       190,200 Marathon Oil Corp.                                     7,164,834
       217,400 Noble Corp. (Cayman Islands) (NON)                     8,417,728
       454,900 Unocal Corp. (S)                                      17,631,924
        79,900 Valero Energy Corp.                                    5,986,108
                                                                 --------------
                                                                    314,642,884

Pharmaceuticals (3.7%)
-------------------------------------------------------------------------------
     1,414,400 Abbott Laboratories                                   55,656,640
       260,900 Bristol-Myers Squibb Co.                               5,974,610
       190,400 Forest Laboratories, Inc. (NON)                        9,575,216
       746,700 Johnson & Johnson                                     41,270,109
     1,255,700 King Pharmaceuticals, Inc. (NON)                      14,176,853
     2,435,640 Pfizer, Inc.                                          77,843,054
        98,900 Wyeth                                                  3,501,060
                                                                 --------------
                                                                    207,997,542

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------
     1,834,648 Xerox Corp. (NON) (S)                                 25,428,221

Railroads (1.2%)
-------------------------------------------------------------------------------
       467,650 Canadian National Railway Co.
               (Canada)                                              21,058,280
       822,000 Union Pacific Corp.                                   46,311,480
                                                                 --------------
                                                                     67,369,760

Regional Bells (2.0%)
-------------------------------------------------------------------------------
       390,750 BellSouth Corp.                                       10,585,418
     1,297,804 SBC Communications, Inc.                              32,886,353
     1,692,100 Verizon Communications, Inc.                          65,213,534
                                                                 --------------
                                                                    108,685,305

Restaurants (0.7%)
-------------------------------------------------------------------------------
       385,500 Darden Restaurants, Inc. (S)                           8,222,715
     1,146,200 McDonald's Corp.                                      31,520,500
                                                                 --------------
                                                                     39,743,215

Retail (2.2%)
-------------------------------------------------------------------------------
       112,100 AutoZone, Inc. (NON) (S)                               8,654,120
       629,700 Home Depot, Inc. (The)                                21,233,484
       176,700 JC Penney Co., Inc. (Holding Co.) (S)                  7,068,000
       511,600 Limited Brands                                        10,457,104
       411,800 Lowe's Cos., Inc.                                     20,062,896
     1,725,900 Office Depot, Inc. (NON) (S)                          28,304,760
     1,714,700 Rite Aid Corp. (NON) (S)                               8,419,177
       286,300 Wal-Mart Stores, Inc.                                 15,176,763
                                                                 --------------
                                                                    119,376,304

Software (1.6%)
-------------------------------------------------------------------------------
     2,707,800 Microsoft Corp.                                       77,063,988
     1,307,700 Oracle Corp. (NON)                                    13,743,927
                                                                 --------------
                                                                     90,807,915

Technology Services (0.5%)
-------------------------------------------------------------------------------
       335,000 Automatic Data Processing, Inc.                       14,063,300
       122,800 First Data Corp.                                       5,478,108
       261,700 Fiserv, Inc. (NON)                                     8,965,842
                                                                 --------------
                                                                     28,507,250

Textiles (0.2%)
-------------------------------------------------------------------------------
       343,500 Liz Claiborne, Inc.                                   12,431,265

Tobacco (1.7%)
-------------------------------------------------------------------------------
     1,776,348 Altria Group, Inc.                                    84,554,165
       117,300 R.J. Reynolds Tobacco Holdings, Inc.                   8,439,735
                                                                 --------------
                                                                     92,993,900

Toys (0.4%)
-------------------------------------------------------------------------------
     1,282,700 Mattel, Inc. (S)                                      22,472,904

Waste Management (0.2%)
-------------------------------------------------------------------------------
       322,300 Republic Services, Inc.                                9,217,780
                                                                 --------------
               Total Common stocks
               (cost $2,778,184,822)                             $3,365,383,436

U.S. government and agency mortgage obligations (26.1%) (a)
Principal amount                                                          Value

U.S. Government Guaranteed Mortgage Obligations (--%)
-------------------------------------------------------------------------------
               Government National Mortgage
               Association Pass-Through
               Certificates
      $750,171 7s, with due dates from August 15,
               2029 to October 15, 2031                                $802,719
         5,409 5s, July 15, 2033                                          5,311
                                                                 --------------
                                                                        808,030

U.S. Government and Agency Mortgage Obligations (26.1%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
       423,454 8 3/4s, with due dates from May 1,
               2009 to June 1, 2009                                     451,839
               Federal National Mortgage
               Association
               Pass-Through Certificates
        24,371 11s, with due dates from October 1,
               2015 to March 1, 2016                                     27,603
       563,354 9s, with due dates from January 1,
               2027 to July 1, 2032                                     611,339
         6,905 8 3/4s, July 1, 2009                                       7,400
     2,490,332 8s, with due dates from August 1,
               2026 to July 1, 2033                                   2,696,290
     3,124,032 7 1/2s, with due dates from October
               1, 2025 to July 1, 2033                                3,348,751
    74,327,184 7s, with due dates from July 1, 2025
               to April 1, 2034                                      78,641,727
     2,693,754 7s, with due dates from November 1,
               2007 to January 1, 2015                                2,863,795
   117,300,000 7s, TBA, August 15, 2034                             123,916,447
   434,655,970 6 1/2s, with due dates from June 1,
               2023 to July 1, 2034                                 454,565,914
       549,724 6 1/2s, with due dates from July 1,
               2010 to May 1, 2011                                      582,602
    11,000,000 6 1/2s, TBA, August 15, 2034                          11,478,672
        60,012 6s, December 1, 2033                                      61,643
       367,079 6s, with due dates from December 1,
               2013 to May 1, 2017                                      384,457
   113,400,000 6s, TBA, September 15, 2034                          115,880,625
   117,300,000 6s, TBA, August 15, 2034                             120,333,308
   175,800,000 5 1/2s, TBA, August 15, 2034                         176,198,292
       612,589 5s, with due dates from March 1,
               2019 to June 1, 2019                                     617,996
    75,200,000 5s, TBA, August 15, 2019                              75,722,873
   102,331,220 4 1/2s, with due dates from August
               1, 2033 to July 1, 2034                               96,727,106
   195,000,000 4 1/2s, TBA, August 15, 2034                         184,137,896
        41,759 4s, June 1, 2019                                          40,088
                                                                 --------------
                                                                  1,449,296,663
                                                                 --------------
               Total U.S. Government and Agency
               Mortgage Obligations
               (cost $1,441,987,170)                             $1,450,104,693

U.S. government agency obligations (0.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $38,135,000 Fannie Mae 7 1/4s, January 15, 2010                  $43,627,779
                                                                 --------------
               Total U.S. Government Agency
               Obligations (cost $43,062,595)                       $43,627,779

U.S. treasury obligations (0.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,450,000 U.S. Treasury Bonds 4 1/4s, November
               15, 2013                                              $1,427,570
     3,005,000 U.S. Treasury Notes 3 1/4s, August
               15, 2008                                               2,982,932
                                                                 --------------
               Total U.S. Treasury Obligations
               (cost $4,552,170)                                     $4,410,502

Corporate bonds and notes (7.5%) (a)
Principal amount                                                          Value

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------
      $685,000 Boeing Co. (The) debs. 6 7/8s, 2043                     $710,567
       625,000 Litton Industries, Inc. sr. notes
               8s, 2009                                                 720,225
     1,270,000 Lockheed Martin Corp. bonds 8 1/2s,
               2029                                                   1,615,346
     1,115,000 Northrop Grumman Corp. company
               guaranty 7 1/8s, 2011                                  1,254,183
       205,000 Raytheon Co. bonds 5 3/8s, 2013                          206,992
       625,000 Raytheon Co. debs. 7s, 2028                              674,834
     2,275,000 Raytheon Co. debs. 6s, 2010                            2,432,774
     1,145,000 Raytheon Co. notes 8.3s, 2010                          1,350,708
       830,000 Raytheon Co. notes 4.850s, 2011                          830,465
                                                                 --------------
                                                                      9,796,094

Airlines (0.1%)
-------------------------------------------------------------------------------
     4,215,000 Continental Airlines, Inc.
               pass-through certificates Ser. 98-2,
                6.32s, 2008                                           4,082,638

Automotive (0.3%)
-------------------------------------------------------------------------------
     2,525,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                            2,774,301
     2,785,000 DaimlerChrysler NA Holding Corp.
               company guaranty Ser. D,  3.4s, 2004                   2,798,389
     2,120,000 Ford Motor Co. debs. 9.98s, 2047                       2,506,590
     3,835,000 Ford Motor Credit Corp. notes
               7 3/8s, 2009                                           4,114,533
     1,295,000 General Motors Acceptance Corp.
               bonds 8s, 2031                                         1,314,992
       755,000 General Motors Corp. debs. 8 3/8s,
               2033 (S)                                                 784,361
       520,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              595,315
                                                                 --------------
                                                                     14,888,481

Banking (1.1%)
-------------------------------------------------------------------------------
     1,055,000 Allfirst Financial Inc. sub. notes
               7.2s, 2007                                             1,155,703
       705,000 Bank of America Corp. sub. notes
               7.4s, 2011                                               803,653
       405,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                391,840
     2,355,000 Bank One Corp. sub. notes 7.6s, 2007                   2,602,753
     7,190,000 Bank United Corp. notes Ser. A, 8s,
               2009                                                   8,311,273
       790,000 Barclays Bank PLC 144A FRN 6.86s,
               2049 (United Kingdom)                                    828,942
       545,000 Capital One Bank notes 6 1/2s, 2013                      569,321
       385,000 Capital One Bank notes Ser. BKNT,
               4 7/8s, 2008                                             392,138
       470,000 Capital One Bank sr. notes
               Ser. BKNT, 6.7s, 2008                                    507,807
     1,925,000 Citigroup, Inc. debs. 6 5/8s, 2028                     2,044,548
     2,865,000 Citigroup, Inc. sub. notes 7 1/4s,
               2010                                                   3,256,379
     1,035,000 Countrywide Capital III company
               guaranty Ser. B, 8.05s, 2027                           1,164,767
       375,000 Credit Suisse First Boston USA, Inc.
               notes 6 1/8s, 2011                                       398,429
     1,620,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                           1,786,387
     3,815,000 First Union National Bank sub. notes
               7.8s, 2010                                             4,435,273
       935,000 Fleet Capital Trust V bank guaranty
               FRN 2.534s, 2028                                         943,213
     2,300,000 HSBC Capital Funding LP 144A bank
               guaranty FRB  9.547s, 2049 (Jersey)                    2,828,775
     1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s,
               2006 (Finland)                                         1,532,738
     1,095,000 National City Bank bonds 4 5/8s,
               2013                                                   1,050,500
       985,000 National City Bank sub. notes
               Ser. BKNT, 6 1/4s, 2011                                1,083,714
     5,540,000 NB Capital Trust IV company guaranty
               8 1/4s, 2027                                           6,228,456
       815,000 Nordea Bank Finland PLC sub. notes
               6 1/2s, 2009 (Finland)                                   891,224
     2,345,000 PNC Funding Corp. bonds 5 1/4s, 2015                   2,286,391
     1,200,000 Popular North America, Inc. sub.
               notes 3 7/8s, 2008                                     1,180,468
        80,000 Rabobank Capital Funding II 144A
               bonds 5.26s, 2049                                         78,229
       400,000 Royal Bank of Scotland Group PLC FRB
               7.648s, 2049  (United Kingdom)                           455,090
     2,035,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                          2,327,714
     1,270,000 Suncorp-Metway, Ltd. 144A FRB
               3 1/2s, 2013 (Australia)                               1,229,564
     3,020,000 UBS AG/Jersey Branch FRN 4.55s, 2008
               (United Kingdom)                                       3,080,400
     1,345,000 UBS Preferred Funding Trust I FRB
               8.622s, 2049                                           1,600,268
     1,830,000 Wachovia Corp. sub. notes 5 1/4s,
               2014                                                   1,808,534
     1,010,000 Westpac Capital Trust III 144A sub.
               notes FRN 5.819s, 2049                                 1,017,676
                                                                 --------------
                                                                     58,272,167

Beverage (0.1%)
-------------------------------------------------------------------------------
       760,000 Diageo PLC company guaranty 8s, 2022
               (United Kingdom)                                         944,878
       215,000 Grand Metro Investment Corp. company
               guaranty 9s, 2011                                        274,625
     1,380,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                           1,396,754
                                                                 --------------
                                                                      2,616,257

Broadcasting (0.1%)
-------------------------------------------------------------------------------
     1,355,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                      1,522,729
       365,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                    461,536
        75,000 News America, Inc. company guaranty
               4 3/4s, 2010                                              75,253
     1,420,000 News America, Inc. sr. notes 6 5/8s,
               2008                                                   1,540,017
                                                                 --------------
                                                                      3,599,535

Cable Television (0.3%)
-------------------------------------------------------------------------------
       525,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    622,410
     1,305,000 Cox Communications, Inc. notes
               7 3/4s, 2010                                           1,489,145
       945,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                   1,042,608
     3,585,000 Jones Intercable, Inc. sr. notes
               7 5/8s, 2008                                           3,962,199
       615,000 Liberty Media Corp. bonds 7 7/8s,
               2009                                                     689,025
     1,330,000 Liberty Media Corp. sr. notes 5.7s,
               2013                                                   1,308,624
     1,400,000 Rogers Cable Inc. sec. notes 6 1/4s,
               2013 (Canada)                                          1,348,679
     1,115,000 TCI Communications, Inc. debs.
               8 3/4s, 2015                                           1,357,171
     2,175,000 TCI Communications, Inc. debs.
               7 7/8s, 2013                                           2,500,904
     1,380,000 USA Interactive notes 7s, 2013                         1,500,823
                                                                 --------------
                                                                     15,821,588

Chemicals (0.2%)
-------------------------------------------------------------------------------
     1,270,000 Avery Dennison Corp. notes 4 7/8s,
               2013                                                   1,254,834
     1,315,000 Dow Chemical Co. (The) debs. 8.55s,
               2009                                                   1,540,517
       685,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                     721,806
     1,510,000 Dow Chemical Co. (The) Pass Through
               Trust 144A company guaranty 4.027s,
               2009                                                   1,437,695
       685,000 Eastman Chemical Co. notes 3 1/4s,
               2008                                                     660,074
       450,000 ICI Wilmington Inc. company guaranty
               5 5/8s, 2013                                             444,985
     1,150,000 ICI Wilmington Inc. company guaranty
               4 3/8s, 2008                                           1,137,049
     1,442,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  1,607,830
       680,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    734,400
       730,000 Monsanto Co. notes 4s, 2008                              726,399
       240,000 Monsanto Co. sr. notes 7 3/8s, 2012                      273,908
       465,000 Praxair, Inc. notes 6 3/8s, 2012                         509,391
                                                                 --------------
                                                                     11,048,888

Coal (--%)
-------------------------------------------------------------------------------
     1,505,000 Arch Western Finance, LLC 144A sr.
               notes 7 1/4s, 2013                                     1,527,575

Computers (--%)
-------------------------------------------------------------------------------
       695,000 SunGard Data Systems, Inc. bonds
               4 7/8s, 2014                                             665,774

Conglomerates (0.1%)
-------------------------------------------------------------------------------
     1,775,000 Textron Financial Corp. notes 6s,
               2009                                                   1,923,887
     1,375,000 Tyco International Group SA company
               guaranty 7s,  2028 (Luxembourg)                        1,476,853
     1,770,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                    1,940,816
                                                                 --------------
                                                                      5,341,556

Consumer Finance (0.2%)
-------------------------------------------------------------------------------
       445,000 Countrywide Home Loans, Inc. company
               guaranty  Ser. K, 5 5/8s, 2007                           467,267
     1,710,000 Countrywide Home Loans, Inc. company
               guaranty  Ser. MTNL, 4s, 2011                          1,613,525
     1,505,000 Household Finance Corp. notes 8s,
               2010                                                   1,755,074
     4,025,000 Household Finance Corp. notes 7s,
               2012                                                   4,485,850
     1,820,000 Household Finance Corp. notes
               6 3/4s, 2011                                           2,004,939
                                                                 --------------
                                                                     10,326,655

Consumer Goods (--%)
-------------------------------------------------------------------------------
     1,385,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                           1,318,016

Containers (--%)
-------------------------------------------------------------------------------
       845,000 Sealed Air Corp. 144A bonds 6 7/8s,
               2033                                                     862,658
       800,000 Sealed Air Corp. 144A notes 5 5/8s,
               2013                                                     796,917
                                                                 --------------
                                                                      1,659,575

Electric Utilities (0.8%)
-------------------------------------------------------------------------------
       485,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                     490,384
       275,000 American Electric Power Co., Inc.
               notes Ser. A, 6 1/8s, 2006                               288,837
       400,000 American Electric Power Co., Inc.
               sr. notes Ser. C, 5 3/8s, 2010                           411,773
       475,000 Appalachian Power Co. notes 3.6s,
               2008                                                     464,932
     4,845,000 Arizona Public Services Co. sr.
               notes 6 3/4s, 2006                                     5,179,121
       480,000 Carolina Power & Light Co. 1st mtge.
               6 1/8s, 2033                                             478,021
     1,290,000 Cleveland Electric Illuminating Co.
               (The) 144A sr. notes 5.65s, 2013                       1,289,103
     2,410,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                   2,398,063
       735,000 Consumers Energy Co. bonds 6 1/4s,
               2006                                                     772,095
       975,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                   943,545
       775,000 Dominion Resources, Inc. sr. notes
               8 1/8s, 2010                                             902,440
     1,155,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                           1,192,084
     1,945,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011 (S)                                        2,147,949
     1,055,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                            1,058,541
       490,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             469,537
       515,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                         535,370
     2,185,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                   2,233,496
     1,040,000 Nevada Power Co. 2nd mtge. 9s, 2013                    1,159,600
     1,355,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                  1,569,300
     1,880,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                       2,254,062
       820,000 Oncor Electric Delivery Co. sec.
               notes 7 1/4s, 2033                                       924,207
     1,365,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                     1,476,308
     1,015,000 Pacific Gas & Electric Co. 1st mtge.
               6.05s, 2034                                              976,313
       550,000 Pacific Gas & Electric Co. 1st mtge.
               4.8s, 2014                                               527,206
       370,000 Pacific Gas & Electric Co. 1st.
               mtge. 4.2s, 2011                                         355,194
     1,020,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                            1,043,762
       470,000 Panhandle Eastern Pipe Line sr.
               notes 4.8s, 2008                                         470,999
       825,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                     853,879
       585,000 Potomac Edison Co. 1st mtge. 8s,
               2024                                                     588,575
     1,396,633 Power Receivable Finance LLC 144A
               sr. notes 6.29s, 2012                                  1,429,468
       605,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                            675,799
       165,000 Progress Energy, Inc. sr. notes
               6.05s, 2007                                              174,222
       570,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                     569,109
     1,465,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                             1,575,147
       375,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               416,007
       510,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                             521,471
       770,000 Southern California Edison Co. 1st
               mtge. 6s, 2034                                           754,855
       985,000 Southern California Edison Co. 1st
               mtge. 5s, 2014                                           972,869
       660,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     722,713
        90,000 Westar Energy, Inc. 1st mtge. 6s,
               2014                                                      93,216
       730,000 Western Energy, Inc. sr. notes Ser.
               (a), 7 1/8s, 2009                                        791,383
       560,000 Western Resources, Inc. 1st mtge.
               7 7/8s, 2007                                             617,207
       921,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           1,049,241
                                                                 --------------
                                                                     43,817,403

Electronics (--%)
-------------------------------------------------------------------------------
       640,000 Jabil Circuit, Inc. sr. notes
               5 7/8s, 2010                                             662,376
       390,000 Motorola, Inc. notes 7 5/8s, 2010                        443,971
                                                                 --------------
                                                                      1,106,347

Energy (--%)
-------------------------------------------------------------------------------
       548,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             584,990
     1,180,000 Schlumberger Technology Corp. 144A
               notes 6 1/2s, 2012                                     1,294,808
                                                                 --------------
                                                                      1,879,798

Financial (1.1%)
-------------------------------------------------------------------------------
     1,310,000 Ace INA Holdings, Inc. company
               guaranty 8.3s, 2006                                    1,435,270
     4,774,000 ASIF Global Financing 144A notes
               3.85s, 2007                                            4,798,777
     1,525,000 Associates Corp. NA sr. notes Ser.
               8, 7 3/8s, 2007                                        1,675,609
     3,165,000 Associates First Capital Corp. debs.
               6.95s, 2018                                            3,536,919
     3,770,000 Associates First Capital Corp. sr.
               notes 6 1/4s, 2008                                     4,073,466
     4,065,000 Associates First Capital Corp. sub.
               debs. 8.15s, 2009                                      4,715,640
     1,250,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                           1,442,116
     1,015,000 CIT Group, Inc. sr. notes 7 3/4s,
               2012                                                   1,167,149
     2,105,000 CIT Group, Inc. sr. notes 5s, 2014                     2,020,836
     1,545,000 Executive Risk Capital Trust company
               guaranty Class B, 8.675s, 2027                         1,726,922
     1,300,000 Fund American Cos. Inc. notes
               5 7/8s, 2013                                           1,305,739
       565,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                     616,909
       830,000 General Electric Capital Corp. notes
               Ser. A, 6s, 2012                                         886,127
     1,340,000 General Electric Capital Corp. notes
               Ser. MTN, 3 1/4s, 2009                                 1,284,098
       955,000 General Electric Capital Corp. notes
               Ser. MTNA, 6 1/8s, 2011                                1,029,306
       600,000 Greenpoint Capital Trust I company
               guaranty 9.1s, 2027                                      678,595
       890,000 Hartford Financial Services Group,
               Inc. (The) sr. notes 7.9s, 2010                        1,037,259
       760,000 Heller Financial, Inc. notes 7 3/8s,
               2009                                                     867,472
     1,585,000 International Lease Finance Corp.
               notes 4.35s, 2008                                      1,592,595
     1,470,000 John Hancock Financial Services,
               Inc. sr. notes 5 5/8s, 2008                            1,554,078
       765,000 John Hancock Global Funding II 144A
               notes 7.9s, 2010                                         891,627
     8,205,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                           8,297,306
       680,000 Metlife, Inc. sr. notes 6 1/8s, 2011                     727,180
       465,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                       468,760
       375,000 Nationwide Mutual Insurance Co. 144A
               notes 8 1/4s, 2031                                       447,367
       710,000 OneAmerica Financial Partners, Inc.
               144A bonds 7s, 2033                                      709,020
     1,515,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                1,517,382
       865,000 Protective Life Corp. notes 4.3s,
               2013                                                     812,425
       585,000 Prudential Financial, Inc. notes
               Ser. MTNB, 4 1/2s, 2013                                  549,255
       870,000 Prudential Insurance Co. 144A notes
               8.3s, 2025                                             1,063,043
     1,585,000 St. Paul Co., Inc. (The) sr. notes
               5 3/4s, 2007                                           1,662,119
       935,000 State Street Capital Trust II FRN
               1 3/4s, 2008                                             940,743
     1,100,000 Steers Delaware Business Trust 144A
               notes 5.565s, 2005                                     1,155,000
     2,115,000 Sun Life Canada Capital Trust 144A
               company guaranty 8.526s, 2049                          2,356,044
       565,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                   562,247
       620,000 XL Capital Europe PLC company
               guaranty 6 1/2s, 2012  (United
               Kingdom)                                                 668,088
                                                                 --------------
                                                                     60,272,488

Food (0.3%)
-------------------------------------------------------------------------------
     1,465,000 Archer Daniels Midland Co. debs.
               8 1/8s, 2012                                           1,771,104
     2,070,000 Cadbury Schweppes US Finance LLC
               144A notes 3 7/8s, 2008                                2,042,933
     1,130,000 ConAgra Foods, Inc. notes 7 7/8s,
               2010                                                   1,317,642
       690,000 ConAgra Foods, Inc. notes 6 3/4s,
               2011                                                     761,678
     1,375,000 Hormel Foods Corp. notes 6 5/8s,
               2011                                                   1,519,686
     5,245,000 Kraft Foods, Inc. notes 4 5/8s, 2006                   5,378,071
       390,000 Tyson Foods, Inc. notes 8 1/4s, 2011                     451,741
       150,000 Tyson Foods, Inc. notes 7 1/4s, 2006                     160,994
                                                                 --------------
                                                                     13,403,849

Forest Products and Packaging (--%)
-------------------------------------------------------------------------------
       745,000 Georgia-Pacific Corp. sr. notes 8s,
               2014                                                     826,950
       590,000 Weyerhaeuser Co. debs. 7 1/8s, 2023                      628,510
       705,000 Weyerhaeuser Co. notes 6 3/4s, 2012                      770,796
                                                                 --------------
                                                                      2,226,256

Gaming & Lottery (--%)
-------------------------------------------------------------------------------
       810,000 GTECH Holdings Corp. notes 4 3/4s,
               2010                                                     800,458
       535,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       583,150
       505,000 Park Place Entertainment Corp. sr.
               sub. notes 9 3/8s, 2007                                  553,606
                                                                 --------------
                                                                      1,937,214

Health Care (--%)
-------------------------------------------------------------------------------
       695,000 HCA, Inc. sr. notes 7 7/8s, 2011                         769,654
       495,000 HCA, Inc. sr. notes 6.95s, 2012                          521,479
                                                                 --------------
                                                                      1,291,133

Homebuilding (0.1%)
-------------------------------------------------------------------------------
     1,350,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                               1,505,250
       490,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     508,375
       840,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     817,950
     1,867,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     1,768,983
        20,000 Lennar Corp. company guaranty
               Ser. B, 9.95s, 2010                                       22,225
       973,000 Lennar Corp. sr. notes 7 5/8s, 2009                    1,085,041
     1,990,000 Pulte Homes, Inc. company guaranty
               7 7/8s, 2011                                           2,261,052
                                                                 --------------
                                                                      7,968,876

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------
     2,365,000 Bear Stearns Cos., Inc. (The) notes
               7.8s, 2007 (S)                                         2,638,555
       770,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                       731,759
     2,700,000 JPMorgan Chase & Co. sub. notes
               5 3/4s, 2013                                           2,776,475
       540,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 4 3/4s, 2009                                     546,749
     1,365,000 Morgan Stanley Tracers notes 4 1/4s,
               2010                                                   1,336,110
                                                                 --------------
                                                                      8,029,648

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------
     2,015,000 Cendant Corp. notes 6 1/4s, 2010                       2,171,177
     1,015,000 Cendant Corp. sr. notes 7 3/8s, 2013                   1,145,198
       900,000 Hilton Hotels Corp. notes 8 1/4s,
               2011                                                   1,014,750
       465,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     513,244
       621,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 3/8s, 2007                      655,155
                                                                 --------------
                                                                      5,499,524

Machinery (--%)
-------------------------------------------------------------------------------
     1,720,000 Kennametal, Inc. sr. notes 7.2s,
               2012                                                   1,833,744

Manufacturing (--%)
-------------------------------------------------------------------------------
       265,000 Bunge Ltd. Finance Corp. company
               guaranty 7.8s, 2012                                      304,217
       905,000 Bunge Ltd. Finance Corp. company
               guaranty 4 3/8s, 2008                                    897,935
       420,000 Bunge Ltd. Finance Corp. notes
               5 7/8s, 2013                                             425,801
                                                                 --------------
                                                                      1,627,953

Media (0.1%)
-------------------------------------------------------------------------------
       960,000 AOL Time Warner, Inc. bonds 7 5/8s,
               2031                                                   1,056,152
     4,090,000 Time Warner, Inc. debs. 9 1/8s, 2013                   5,029,142
       915,000 Time Warner, Inc. notes 8.18s, 2007                    1,023,513
                                                                 --------------
                                                                      7,108,807

Metals (0.1%)
-------------------------------------------------------------------------------
     2,750,000 Alcoa, Inc. notes 6 1/2s, 2011                         3,024,604
     1,205,000 Falconbridge, Ltd. bonds 5 3/8s,
               2015 (Canada)                                          1,152,395
       575,000 WMC Finance USA company guaranty
               6 1/4s, 2033 (Australia)                                 557,412
       995,000 WMC Finance USA company guaranty
               5 1/8s, 2013 (Australia)                                 967,450
                                                                 --------------
                                                                      5,701,861

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------
       260,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                         291,529
     1,060,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                     1,208,283
     2,440,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                     2,810,202
     1,860,000 Kinder Morgan, Inc. sr. notes
               6 1/2s, 2012                                           1,982,539
       545,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     541,853
                                                                 --------------
                                                                      6,834,406

Oil & Gas (0.3%)
-------------------------------------------------------------------------------
       750,000 Amerada Hess Corp. notes 7 3/8s,
               2009                                                     821,282
       290,000 Amerada Hess Corp. unsub notes
               6.65s, 2011                                              310,995
       935,000 Anadarko Finance Co. company
               guaranty Ser. B, 6 3/4s, 2011                          1,035,445
     3,130,000 Conoco Funding Co. company guaranty
               6.35s, 2011                                            3,423,657
     1,230,000 Kerr-McGee Corp. company guaranty
               6 7/8s, 2011                                           1,336,222
     1,140,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                     1,156,466
       245,000 MidAmerican Energy Holdings Co. sr.
               notes 3 1/2s, 2008                                       237,379
     1,780,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                       1,788,248
     1,140,000 Ocean Energy, Inc. company guaranty
               7 1/4s, 2011                                           1,260,527
       820,000 Petro-Canada, Ltd. bonds 5.35s, 2033
               (Canada)                                                 711,344
     1,525,000 Phillips Petroleum Co. notes 8 3/4s,
               2010                                                   1,852,648
       320,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                     364,372
                                                                 --------------
                                                                     14,298,585

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------
     2,935,000 American Home Products Corp. notes
               6.95s, 2011                                            3,150,497
       845,000 Bayer Corp. 144A FRB 6.2s, 2008                          903,339
       860,000 Hospira, Inc. 144A notes 4.95s, 2009                     869,574
                                                                 --------------
                                                                      4,923,410

Power Producers (--%)
-------------------------------------------------------------------------------
       175,300 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                         18

Railroads (0.1%)
-------------------------------------------------------------------------------
       955,000 CSX Corp. notes 6 3/4s, 2011                           1,042,760
       385,000 CSX Corp. notes 6 1/4s, 2008                             412,910
     2,310,000 Norfolk Southern Corp. notes 7.05s,
               2037                                                   2,496,006
       115,000 Norfolk Southern Corp. sr. notes
               6 3/4s, 2011                                             126,599
     1,025,000 Union Pacific Corp. notes 7 3/8s,
               2009                                                   1,158,562
       150,000 Union Pacific Corp. notes 6.65s,
               2011                                                     164,785
       885,000 Union Pacific Corp. notes 6 5/8s,
               2008                                                     958,303
                                                                 --------------
                                                                      6,359,925

Real Estate (0.4%)
-------------------------------------------------------------------------------
     3,535,000 Archstone-Smith Operating Trust
               notes 5s, 2007 (R)                                     3,635,063
       650,000 CenterPoint Properties Trust notes
               Ser. MTN, 4 3/4s, 2010                                   640,978
       660,000 Colonial Properties Trust notes
               6 1/4s, 2014                                             672,454
     1,320,000 Developers Diversified Realty Corp.
               notes 4 5/8s, 2010                                     1,291,229
     1,835,000 Equity One, Inc. company guaranty
               3 7/8s, 2009                                           1,755,243
     2,850,000 Franchise Finance Corp. of America
               sr. notes 8 3/4s, 2010 (R)                             3,518,445
       670,000 Heritage Property Investment Trust
               144A notes 5 1/8s, 2014                                  633,955
     1,690,000 Hospitality Properties Trust notes
               6 3/4s, 2013 (R)                                       1,770,888
       530,000 HRPT Properties Trust bonds 5 3/4s,
               2014 (R)                                                 518,651
       525,000 HRPT Properties Trust notes 6 1/4s,
               2016                                                     527,572
       200,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         225,000
     1,050,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,113,000
       680,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                 681,700
     1,375,000 Kimco Realty Corp. notes Ser. MTNC,
               5.19s, 2013                                            1,353,413
       445,000 Rouse Co. (The) notes 5 3/8s, 2013                       435,924
       510,000 Rouse Co. (The) notes 3 5/8s, 2009                       488,498
     2,575,000 Tanger Properties, Ltd. company
               guaranty 7 7/8s, 2004                                  2,590,943
     1,045,000 Vornado Realty Trust notes 4 3/4s,
               2010                                                   1,021,998
                                                                 --------------
                                                                     22,874,954

Regional Bells (0.1%)
-------------------------------------------------------------------------------
       200,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    213,955
     1,020,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                           1,168,773
       440,000 SBC Communications, Inc. notes
               5 7/8s, 2012                                             456,988
     3,130,000 Verizon New England Inc. sr. notes
               6 1/2s, 2011                                           3,373,793
       670,000 Verizon Virginia Inc. debs. Ser. A,
               4 5/8s, 2013                                             633,308
                                                                 --------------
                                                                      5,846,817

Restaurants (--%)
-------------------------------------------------------------------------------
       580,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                     705,345

Retail (0.2%)
-------------------------------------------------------------------------------
     1,770,029 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                              1,855,753
       805,000 Federated Department Stores, Inc.
               sr. notes 6 5/8s, 2011                                   881,395
     1,385,000 Fred Meyer, Inc. Holding Co. company
               guaranty 7.45s, 2008                                   1,539,482
     1,333,000 JC Penney Co., Inc. notes 7.6s, 2007                   1,439,640
       275,000 Kroger Co. company guaranty 6 3/4s,
               2012                                                     300,774
       540,000 May Department Stores Co. 144A notes
               5 3/4s, 2014                                             541,669
       725,000 Nordstrom, Inc. debs. 6.95s, 2028                        769,492
     1,190,000 RadioShack Corp. notes 7 3/8s, 2011                    1,350,863
                                                                 --------------
                                                                      8,679,068

Shipping (--%)
-------------------------------------------------------------------------------
     1,275,000 FedEx Corp. 144A notes 2.65s, 2007                     1,244,325

Software (--%)
-------------------------------------------------------------------------------
       460,000 Computer Associates International,
               Inc. sr. notes Ser. B, 6 3/8s, 2005                      472,190

Technology Services (--%)
-------------------------------------------------------------------------------
       645,000 Fiserv, Inc. notes 4s, 2008                              644,407

Telecommunications (0.6%)
-------------------------------------------------------------------------------
       715,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                       889,968
     3,125,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011 (S)                                 3,591,694
     1,465,000 Cingular Wireless, LLC sr. notes
               5 5/8s, 2006                                           1,534,022
     1,405,000 Deutsche Telekom International
               Finance BV bonds 8 1/2s,  2010
               (Netherlands)                                          1,657,137
     1,235,000 Deutsche Telekom International
               Finance BV company guaranty  8 3/4s,
               2030 (Netherlands)                                     1,529,189
     1,540,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,
               2013 (Netherlands)                                     1,525,225
       540,000 France Telecom notes 9 1/2s, 2031
               (France)                                                 687,550
     3,345,000 France Telecom notes 7 3/4s, 2011
               (France)                                               3,902,839
     1,085,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s, 2030
               (Netherlands)                                          1,335,109
     2,455,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  2,756,938
     1,445,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  1,438,038
     1,090,000 Sprint Capital Corp. company
               guaranty 6 1/8s, 2008                                  1,154,654
     1,460,000 Telecom Italia Capital 144A company
               guaranty 6 3/8s, 2033 (Luxembourg) (S)                 1,436,993
     1,165,000 Telecom Italia Capital 144A company
               guaranty 5 1/4s,  2013 (Luxembourg)                    1,142,409
     1,610,000 Telecom Italia Capital 144A company
               guaranty 4s, 2008  (Luxembourg) (S)                    1,591,152
       775,000 United States Cellular Corp. notes
               6.7s, 2033                                               742,852
     3,315,000 Verizon Wireless, Inc. notes 5 3/8s,
               2006                                                   3,474,180
       725,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                    870,605
     1,005,000 Vodafone Group PLC notes 7 3/4s,
               2010 (United Kingdom)                                  1,158,975
                                                                 --------------
                                                                     32,419,529

Telephone (--%)
-------------------------------------------------------------------------------
     1,655,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010  (Netherlands)                   1,912,243

Waste Management (0.1%)
-------------------------------------------------------------------------------
     1,540,000 Allied Waste North America, Inc. sr.
               notes 7 7/8s, 2013                                     1,611,225
     1,245,000 Waste Management, Inc. sr. notes
               7 3/8s, 2010                                           1,409,469
                                                                 --------------
                                                                      3,020,694
                                                                 --------------
               Total Corporate bonds and notes
               (cost $405,788,978)                                 $414,905,616

Collateralized mortgage obligations (5.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $129,400,242 Banc of America Large Loan 144A Ser.
               03-BBA2, Class X1A,  Interest only
               (IO), 0.806s, 2015                                    $1,036,213
    12,069,695 Bayview Commercial Asset Trust 144A
               Ser. 04-2, IO, 0.72s, 2034                               958,334
     1,931,000 Bear Stearns Alternate Trust Ser.
               04-9, Class 1A1, 5.16s, 2007                           1,967,206
               Bear Stearns Commercial
               Mortgage Securitization Corp. 144A
     1,070,000 Ser. 04-ESA, Class K, 3.88s, 2016                      1,070,000
       793,000 Ser. 04-HS2A, Class G, 2.78s, 2016                       793,000
     2,827,124 Chase Commercial Mortgage Securities
               Corp. Ser. 00-1, Class A1, 7.656s,
               2032                                                   2,885,985
     4,937,500 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, Class A3,  6.57s, 2030                    5,271,553
     9,485,000 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1, Class A2,  7s, 2011                       10,119,309
     3,385,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                    3,509,960
     1,124,000 CS First Boston Mortgage Securities
               Corp. 144A FRB Ser. 03-TF2A, Class
               L, 5.38s, 2014                                         1,116,083
       444,188 DLJ Commercial Mortgage Corp. Ser.
               98-CF2, Class B3, 6.04s, 2031                            437,872
     1,000,000 DLJ Mortgage Acceptance Corp. 144A
               Ser. 97-CF1, Class A3,  7.76s, 2030                    1,087,197
               Fannie Mae
     4,113,692 Ser. 346, Class 2, IO, 5.5s, 2033                      1,077,273
     3,236,690 Ser. 04-10, Class QC, 22.8s, 2031                      3,863,166
     1,825,908 Ser. 02-36, Class SJ, 16 1/2s, 2029                    2,000,975
     4,117,530 Ser. 04-4, Class QM, 11.3s, 2033                       3,998,507
               Fannie Mae
    16,421,707 Ser. 329, Class 2, IO, 5.5s, 2033                      4,110,567
     1,434,452 Ser. 04-T3, Class PT1, 10.368s, 2044                   1,651,037
       653,470 Ser. 03-W6, Class PT1, 9.437s, 2042                      742,007
     4,319,501 Ser. 04-W8, Class 3A, 7 1/2s, 2044                     4,658,528
       152,001 Ser. 04-T3, Class 1A4, 7 1/2s, 2044                      163,932
     5,408,019 Ser. 04-W9, Class 2A3, 7 1/2s, 2044                    5,832,481
        93,473 Ser. 02-T18, Class A4, 7 1/2s, 2042                      100,810
     2,388,645 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    2,576,124
     2,408,113 Ser. 02-T16, Class A3, 7 1/2s, 2042                    2,597,120
     3,015,702 Ser. 02-T19, Class A3, 7 1/2s, 2042                    3,252,398
     6,165,683 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    6,649,613
       636,739 Ser. 02-T12, Class A3, 7 1/2s, 2042                      686,715
     6,752,949 Ser. 02-W4, Class A5, 7 1/2s, 2042                     7,282,972
       620,937 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       669,672
     1,768,336 Ser. 02-14, Class A2, 7 1/2s, 2042                     1,907,128
     5,282,447 Ser. 01-T10, Class A2, 7 1/2s, 2041                    5,697,053
     1,034,597 Ser. 02-T4, Class A3, 7 1/2s, 2041                     1,115,800
     9,375,072 Ser. 02-T6, Class A2, 7 1/2s, 2041                    10,110,899
     3,313,430 Ser. 01-T12, Class A2, 7 1/2s, 2041                    3,573,494
     3,821,835 Ser. 01-T8, Class A1, 7 1/2s, 2041                     4,121,802
     6,708,811 Ser. 01-T7, Class A1, 7 1/2s, 2041                     7,235,370
       376,890 Ser. 01-T3, Class A1, 7 1/2s, 2040                       406,472
     1,477,588 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,593,560
       457,483 Ser. 99-T2, Class A1, 7 1/2s, 2039                       493,389
     1,365,462 Ser. 02-T1, Class A3, 7 1/2s, 2031                     1,472,634
     4,227,107 Ser. 00-T6, Class A1, 7 1/2s, 2030                     4,558,883
        99,043 Ser. 01-T5, Class A3, 7 1/2s, 2030                       106,817
     1,955,643 Ser. 02-W7, Class A5, 7 1/2s, 2029                     2,109,137
     9,081,800 Ser. 01-T4, Class A1, 7 1/2s, 2028                     9,794,609
     3,082,974 Ser. 02-W3, Class A5, 7 1/2s, 2028                     3,324,949
    38,597,146 Ser. 03-W6, Class 3, IO, 0.367s,
               2042                                                     402,291
    27,822,065 Ser. 03, Class PK, IO, 5.5s, 2026                      2,051,877
    31,438,361 Ser. 03-W6, Class 21, IO, 1.416s,
               2042                                                     237,120
    28,445,758 Ser. 338, Class 2, IO, 5.5s, 2033                      7,413,676
     4,720,609 Ser. 03-16, Class IC, IO, 5s, 2015                       904,174
       369,332 Ser. 03-17, IO, 5.5s, 2025                                31,162
    20,938,373 Ser. 03-W12, Class 2, IO, 2.228s,
               2043                                                   1,337,848
    41,131,025 Ser. 03-W6, Class 23, IO, 0.352s,
               2042                                                     412,934
    56,519,192 Ser. 03-W2, Class 1, IO, 0.471s,
               2042                                                     750,488
     6,174,936 Ser. 343, Class 29, IO, 5s, 2033                       1,046,844
    29,602,551 Ser. 03-49, Class SV, IO, 1s, 2033                     1,077,716
    15,685,387 Ser. 03-W10, Class 3, IO, 2.003s,
               2043                                                     911,713
    10,350,378 Ser. 01-79, Class BI, IO, 0.348s,
               2045                                                      94,249
    62,707,417 Ser. 03-W10, Class 1, IO, 2.016s,
               2043                                                   3,644,869
    33,957,099 Ser. 03-W6, Class 11, IO, 1.084s,
               2042                                                     520,214
    26,909,967 Ser. 03-W6, Class 51, IO, 0.672s,
               2042                                                     502,521
     8,214,761 Ser. 03-W3, Class 2IO1, IO, 0.674s,
               2042                                                     170,130
     6,648,418 Ser. 03-W3, Class 2IO2, IO, 1.698s,
               2042                                                     102,001
    21,416,182 Ser. 02-T4, IO, 0.45s, 2041                              245,883
    51,440,304 Ser. 02-T1, IO, 0.422s, 2031                             555,672
     3,956,124 Ser. 02-36, Class QH, IO, 6.6s, 2029                     248,035
               Fannie Mae
     4,529,221 Ser. 03-42, Class JI, IO, 5 1/2s,
               2028                                                     362,549
     7,084,796 Ser. 03-54, Class IY, IO, 5 1/2s,
               2026                                                     850,176
    62,171,667 Ser. 01-T12, Class IO, 0.572s, 2041                      956,890
    10,123,184 Ser. 348, Class 4, IO, 5s, 2034                        2,589,320
    16,535,463 Ser. 345, Class 3, IO, 5s, 2033                        4,464,575
    11,911,710 Ser. 03-31, Class IM, IO, 5.75s,
               2032                                                   1,453,598
     7,883,136 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                     771,759
     5,319,272 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                     348,994
           722 Ser. 92-15, Class L, IO, 5s, 2022                          8,866
        48,300 Ser. 03-29, Class IG, IO, 5 1/2s,
               2031                                                      15,954
    16,614,759 Ser. 03-118, Class SF, IO, 6.65s,
               2033                                                   2,432,659
    18,841,464 Ser. 03-W17, Class 12, IO, 1.162s,
               2033                                                     626,210
     2,070,348 Ser. 03-W10, Class 1A1, 1.701s, 2032                   2,065,172
    45,700,611 Ser. 03-W8, Class 11, IO, 1.237s,
               2042                                                     407,031
    37,967,942 Ser. 03-W4, Class 3A, IO, 0.292s,
               2042                                                     415,274
     6,242,187 Ser. 03-24, Class UI, IO, 5s, 2031                     1,236,002
    70,723,523 Ser. 03-W3, Class 1, IO, 0.438s,
               2042                                                     864,650
    98,265,979 Ser. 03-T2, Class 2, IO, 1.1s, 2042                    2,506,969
    23,492,259 Ser. 03-22, IO, 6s, 2033                               5,735,400
     6,738,928 Ser. 03-58, Class ID, IO, 6s, 2033                     1,544,689
    66,245,820 Ser. 03-W8, Class 12, IO, 1.643s,
               2042                                                   3,220,799
     1,198,367 Federal Home Loan Mortgage Corp.
               Structured Pass-Through  Securities
               Ser. 212, IO, 2 1/2s, 2031                               262,790
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
     1,456,278 Ser. T-58, Class 4A, 7 1/2s, 2043                      1,570,578
     1,017,802 Ser. T-42, Class A5, 7 1/2s, 2042                      1,097,687
    36,386,798 Ser. T-56, Class 2, IO, 0.062s, 2043                     125,080
    31,296,257 Ser. T-56, Class 3, IO, 0.368s, 2043                     400,983
    25,531,915 Ser. T-56, Class A, IO, 1.651s, 2043                     638,298
    36,346,570 Ser. T-56, Class 1, IO, 0.272s, 2043                     340,749
    15,802,000 FFCA Secured Lending Corp. 144A Ser.
               00-1, Class A2,  7.77s, 2027                          17,618,565
     4,877,751 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class D,  7.867s, 2039                        5,021,796
    34,676,608 First Union National Bank-Bank of
               America Commercial  Mortgage 144A
               Ser. 01-C1, Class 3, IO, 1.76s, 2033                   3,062,649
     6,237,588 First Union-Lehman Brothers
               Commercial Mortgage Trust II  Ser.
               97-C1, Class A3, 6s, 2029                              6,721,732
               Freddie Mac
     6,036,646 Ser. 2763, Class SC, 23.08s, 2032                      7,198,465
     6,495,012 Ser. 2437, Class SB, IO, 6.62s, 2032                     673,857
     6,819,656 Ser. 2702, Class DI, IO, 5 1/2s,
               2024                                                     727,344
     5,978,300 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                     337,213
     7,242,381 Ser. 2581, Class IE, IO, 5 1/2s,
               2025                                                   1,253,368
     7,014,008 Ser. 2596, Class IL, IO, 5s, 2030                      1,255,617
       513,416 Ser. 2626, Class JS, IO, 5s, 2023                         43,400
     5,371,179 Ser. 2469, Class SH, IO, 5.9s, 2032                      510,262
     2,422,997 Ser. 2696, Principal only (PO), zero %,
               2033                                                   1,408,697
       953,603 G-Force FRB Ser. 01-1A, Class A,
               2.02s, 2033 (Cayman Islands)                             955,288
               G-Force CDO, Ltd. 144A
       715,000 Ser. 02-1A, Class E, 8 1/4s, 2037                        723,379
       315,000 Ser. 02-1A, Class D, 7.61s, 2037                         336,509
     3,021,621 General Growth Properties-Mall
               Properties Trust FRB Ser.
               01-C1A, Class D3, 3.63s, 2014                          3,025,399
     6,364,285 GMAC Commercial Mortgage Securities,
               Inc. Ser. 97-C2,  Class A2, 6.55s,
               2029                                                   6,362,437
     1,614,303 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class G,
               6.974s, 2036                                           1,187,856
               Government National Mortgage
               Association
     4,242,038 Ser. 03-114, Class SP, 15.78s, 2027                    4,612,652
       309,983 Ser. 98-2, Class EA, PO, zero %,
               2028                                                     256,704
       565,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A,  Class L, 4.63s,
               2015                                                     565,706
               LB Commercial Conduit Mortgage Trust
               144A
       715,303 Ser. 99-C1, Class F, 6.41s, 2031                         703,993
       765,731 Ser. 99-C1, Class G, 6.41s, 2031                         588,678
     1,650,895 Lehman Brothers Floating Rate
               Commercial Mortgage Trust  144A FRB
               Ser. 03-C4, Class A, 1.963s, 2015                      1,652,959
       180,540 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, Class A3,  6.96s,
               2028                                                     191,174
     3,216,733 Mezz Cap Commercial Mortgage Trust
               144A Ser. 04-C1,  Class X, IO,
               7.85s, 2037                                            1,490,252
               Morgan Stanley Capital I 144A
     1,007,000 Ser. 96-C1, Class E, 7.45s, 2028                       1,059,789
     1,000,000 Ser. 04-RR, Class F5, 6s, 2039                           852,698
     1,700,000 Ser. 04-RR, Class F6, 6s, 2039                         1,393,230
     1,179,102 Morgan Stanley Dean Witter Capital I
               Ser. 00-LIF2, Class A1,  6.96s, 2008                   1,265,596
               Morgan Stanley Dean Witter Capital I
               144A
       645,206 FRB Ser. 01-XLF, Class D, 2.88s,
               2013                                                     645,383
       719,091 FRB Ser. 01-XLF, Class E, 2.83s,
               2013                                                     719,142
               Mortgage Capital Funding, Inc. FRB
     2,426,000 Ser. 98-MC3, Class E, 7.296s, 2031                     2,624,155
     1,020,000 Ser. 98-MC2, Class E, 7.139s, 2030                     1,102,913
     2,634,000 Salomon Brothers Mortgage Securities
               VII Ser. 96-C1, Class E,  8.42s,
               2028                                                   2,794,136
    16,195,884 Salomon Brothers Mortgage Securities
               VII 144A Ser. 03-CDCA, Class X3CD,
               IO, 0.89s, 2015                                          225,026
     1,767,000 Starwood Asset Receivables Trust FRN
               Ser. 02-1A, Class F,  2.797s, 2020                     1,769,297
               Starwood Asset Receivables Trust
               144A
       589,822 FRB Ser. 03-1A, Class F, 2.55s, 2022                     590,766
       748,620 FRB Ser. 03-1A, Class E, 2 1/2s,
               2022                                                     749,818
               STRIPS 144A
       757,000 Ser. 03-1A, Class L, 5s, 2018
               (Cayman Islands)                                         656,243
       513,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                         420,865
       337,000 Ser. 04-1A, Class L, 5s, 2018
               (Cayman Islands)                                         292,516
    11,767,264 Structured Adjustable Rate Mortgage
               Loan Ser. 04-6, Class 1A,  4.439s,
               2034                                                  11,929,063
     2,764,000 Structured Adjustable Rate Mortgage
               Loan Trust Ser. 04-10,  Class 1A1,
               4.977s, 2034                                           2,815,825
               Structured Asset Securities Corp.
     2,622,510 Ser. 03-40A, Class 1A, 5.031s, 2034                    2,682,746
     4,613,069 Ser. 03-26A, Class 2A, 4.603s, 2033                    4,696,140
     2,084,255 Ser. 04-8, Class 1A1, 4.442s, 2034                     2,116,089
       690,329 TIAA Commercial Real Estate
               Securitization Ser. 01-C1A,  Class
               A1, 5.77s, 2016 (Cayman Islands)                         711,146
       718,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                     762,424
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $315,290,767)                     $311,124,680

Asset-backed securities (5.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $12,890,250 Aames Mortgage Trust Ser. 03-1,
               Class A, IO, 6s, 2005                                   $560,540
     6,157,000 Ace Securities Corp. Ser. 03-FM1,
               Class A, IO, 4.5s, 2005                                  285,069
     2,404,167 Advanta Mortgage Loan Trust Ser.
               00-1, Class A4, 8.61s, 2028                            2,496,578
               Aegis Asset Backed Securities Trust
               144A
       585,592 Ser. 04-1N, Class Note, 5s, 2034                         584,952
       929,281 Ser. 04-2N, Class N1, 4 1/2s, 2034                       925,796
     6,110,553 AFC Home Equity Loan Trust Ser.
               99-2, Class 1A, 1.86s, 2029                            6,110,553
    10,740,000 American Express Credit Account
               Master Trust 144A Ser. 04-C,  Class
               C, 1.88s, 2012                                        10,740,000
               Ameriquest Mortgage Securities, Inc.
    15,335,625 Ser. 02-3, Class S, IO, 6s, 2032                         461,267
     6,485,358 Ser. 03-12, Class S, IO, 5s, 2006                        365,815
     7,639,691 Ser. 03-6, Class S, IO, 5s, 2033                         316,928
     7,186,927 Ser. 03-8, Class S, IO, 5s, 2006                         372,283
               Amortizing Residential Collateral
               Trust
     5,915,364 Ser. 01-BC6, Class A, IO, 6s, 2004                        83,398
     6,049,091 Ser. 02-BC1, Class A, IO, 6s, 2005                       114,909
     6,034,727 Ser. 02-BC10, Class A, IO, 6s, 2004                      144,783
     9,531,818 Ser. 02-BC3, Class A, IO, 6s, 2005                       321,994
    14,227,273 Ser. 02-BC6, Class A, IO, 6s, 2004                        59,133
    15,818,182 Ser. 02-BC7, Class AIO, IO, 6s, 2004                     144,478
    10,922,545 Ser. 02-BC9, Class A, IO, 6s, 2004                       208,088
               AQ Finance NIM Trust 144A
       434,207 Ser. 03-N7A, Class Note, 9.07s, 2033                     436,106
       290,975 Ser. 03-N9A, Class Note, 7.385s,
               2033                                                     292,793
       243,203 Arc Net Interest Margin Trust Ser.
               02-2, Class A, 7 3/4s, 2032                              242,798
               Arcap REIT, Inc. 144A
     1,283,000 Ser. 03-1A, Class E, 7.11s, 2038                       1,332,315
     1,112,000 Ser. 04-1A, Class E, 6.42s, 2039                       1,103,834
       298,333 Argent NIM Trust Ser. 03-N8, Class
               A, 5.56s, 2034                                           298,333
               Argent NIM Trust 144A
       435,389 Ser. 03-N6, Class A, 6.4s, 2034                          435,389
     1,072,635 Ser. 04-WN2, Class A, 4.55s, 2034                      1,068,613
       888,713 Ser. 04-WN4, Class A, 4.459s, 2034                       886,244
    20,836,805 Argent Securities, Inc. Ser. 03-W2,
               Class A, IO, 5s, 2004                                     19,378
               Asset Backed Funding Corp. NIM Trust
               144A
       431,062 Ser. 03-OPT1, Class Note, 6.9s, 2033                     431,062
       473,491 Ser. 03-WF1, Class N1, 8.35s, 2032                       473,491
     1,289,129 Ser. 04-0PT1, Class N1, 4.55s, 2033                    1,285,906
     1,962,843 Ser. 04-AHL1, Class Note, 5.6s, 2033                   1,962,767
               Asset Backed Securities Corp. Home
               Equity Loan Trust
    41,213,000 Ser. 02-HE1, Class A, IO, 3.6s, 2032                       3,956
     9,931,801 Ser. 03-HE5, Class A, IO, 4s, 2033                       388,264
       829,603 FRB Ser. 04-HE1, Class A3, 1.78s,
               2034                                                     830,025
     1,065,003 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A,  Class G1, 2.12s,
               2033                                                   1,068,997
       210,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 2.41s, 2011                             213,553
               Bayview Financial Acquisition Trust
     1,964,970 Ser. 02-CA, Class A, IO, 5.1s, 2004                       23,027
    14,359,641 Ser. 03-DA, IO, 4s, 2006                                 538,487
    11,630,558 Ser. 03-E, Class A, IO, 4s, 2006                         518,189
    52,566,952 Ser. 03-X, Class A, IO, 4s, 2006                         887,067
     4,211,489 Ser. 04-B, Class A1, 1.962s, 2039                      4,211,489
     4,813,000 FRB Ser. 03-G, Class A1, 2.062s,
               2039                                                   4,813,000
     4,427,096 FRN Ser. 03-F, Class A, 1.962s, 2043                   4,432,630
               Bayview Financial Acquisition Trust
               144A
     6,257,491 Ser. 03-CA, Class A, IO, 4s, 2005                        257,862
       200,000 FRB Ser. 04-B, Class M2, 3.362s,
               2039                                                     200,000
   141,762,627 Bayview Financial Asset Trust Ser.
               03-Z, Class A, IO, 0.623s, 2005                          565,416
               Bayview Financial Asset Trust 144A
     1,921,187 FRB Ser. 03-SSRA, Class A, 2.15s,
               2038                                                   1,928,487
     2,277,830 FRB Ser. 03-SSRA, Class M, 2.8s,
               2038                                                   2,277,830
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
     1,710,000 Ser. 04-FR1, Class A1, 5s, 2034
               (Cayman Islands)                                       1,710,000
     1,012,026 Ser. 04-HE5N, Class A1, 5s, 2034
               (Cayman Islands)                                       1,010,603
        85,000 Ser. 04-HE5N, Class A2, 5s, 2034
               (Cayman Islands)                                          84,761
     1,062,000 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                       1,062,000
               Bear Stearns Asset Backed Securities, Inc.
    11,341,000 Ser. 03-AC1, Class A, IO, 5s, 2005                       432,376
    11,241,000 Ser. 03-AC4, Class A, IO, 5s, 2006                       653,383
     2,229,000 FRB Ser. 03-3, Class A2, 2.04s, 2043                   2,229,000
     1,780,017 FRN Ser. 03-1, Class A1, 1.95s, 2042                   1,780,017
       570,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1, Class
               C1, 4.13s, 2010                                          596,719
               CARSSX Finance, Ltd. 144A
       410,000 FRB Ser. 04-AA, Class B3, 4.73s,
               2011 (Cayman Islands)                                    410,000
       410,000 FRB Ser. 04-AA, Class B4, 6.88s,
               2011 (Cayman Islands)                                    410,000
     3,105,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-2, Class A,  5.23s, 2008                   3,182,625
    26,100,000 Centex Home Equity Ser. 04-C, Class
               A, IO, 3.5s, 2006                                        856,406
     1,730,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C, 2.46s, 2010                        1,765,208
               Chase Funding Net Interest Margin
               144A
       177,210 Ser. 03-3A, Class Note, 6 7/8s, 2036                     177,210
       710,886 Ser. 03-5A, Class Note, 5 3/4s, 2034                     710,033
       106,415 Ser. 03-6A, Class Note, 5s, 2035                         105,883
       622,179 Ser. 03-C1A, Class Note, 6 3/4s,
               2036                                                     622,179
     1,060,000 Citibank Credit Card Issuance Trust
               FRN Ser. 01-C1, Class C1,  2.68s,
               2010                                                   1,076,885
               Conseco Finance Securitizations Corp.
     8,597,000 Ser. 00-4, Class A6, 8.31s, 2032                       7,354,291
     8,310,000 Ser. 01-04, Class A4, 7.36s, 2033                      8,120,607
     2,692,000 Ser. 01-1, Class A5, 6.99s, 2032                       2,451,791
               Conseco Finance Securitizations Corp.
     6,235,000 Ser. 01-3, Class A4, 6.91s, 2033                       5,757,293
     3,810,000 Ser. 01-4, Class B1, 9.4s, 2010                          571,500
     9,336,800 Ser. 02-1, Class A, 6.681s, 2033                       9,576,841
     4,582,000 Ser. 02-1, Class M2, 9.546s, 2033                      2,245,180
     9,316,245 Ser. 02-2, Class A, IO, 8.5s, 2010                     2,636,358
    22,423,882 Conseco Recreational Enthusiast
               Consumer Trust Ser. 01-A,  Class AP,
               IO, 5s, 2025                                             210,829
     3,061,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A,  Class A,
               3.55s, 2007                                            3,099,875
               Countrywide Asset Backed
               Certificates 144A
       360,085 Ser. 03-5NF, Class NF, 6 3/4s, 2034                      363,010
       975,378 Ser. 04-1NIM, Class Note, 6s, 2034                       980,255
     1,292,305 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                   1,288,267
       254,728 Credit-Based Asset Servicing and
               Securitization 144A  Ser. 03-CB2N,
               Class Note, 8.35s, 2033                                  254,967
     1,617,000 Crest, Ltd. 144A Ser. 03-2A, Class
               D2, 6.723s, 2038                                       1,586,113
     1,005,851 Finance America NIM Trust 144A Ser.
               04-1, Class A, 5 1/4s, 2034                            1,006,288
               First Franklin Mortgage Loan Asset
               Backed Certificates
    11,428,319 Ser. 03-FF3, Class A, IO, 6s, 2005                       330,505
     9,689,273 Ser. 03-FFB, Class A, IO, 6s, 2005                       429,255
               First Franklin NIM Trust 144A
       369,400 Ser. 03-FF3A, Class A, 6 3/4s, 2033 (S)                  367,966
       633,122 Ser. 04-FF1, Class N1, 4 1/2s, 2034                      631,349
     1,558,353 First Plus Home Loan Trust Ser.
               97-3, Class B1, 7.79s, 2023                            1,559,327
       650,000 Ford Credit Auto Owner Trust Ser.
               04-A, Class C, 4.19s, 2009                               652,133
       616,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 2.365s, 2038                                   619,450
     2,000,000 Foxe Basin, Ltd. FRB Ser. 2003-1A,
               Class A1, 2.02s, 2015                                  2,000,000
               Fremont NIM Trust 144A
     1,561,876 Ser. 04-A, Class Note, 4 3/4s, 2034                    1,557,190
       946,708 Ser. 04-B, Class Note, 4.703s, 2034                      946,708
       939,000 G-Force CDO, Ltd. 144A Ser. 03-1A,
               Class E, 6.58s, 2038                                     922,127
       308,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 3.45s, 2037                                   306,023
       470,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A,  Class 4,
               5.091s, 2015 (Cayman Islands)                            470,588
               Granite Mortgages PLC
     1,619,000 FRB Ser. 04-1, Class 1C, 2.45s, 2044                   1,623,553
     2,970,000 FRN Ser. 01-1, Class 1C, 3.03s, 2041
               (United Kingdom)                                       2,980,209
     1,300,000 FRB Ser. 02-1, Class 1C, 2.93s, 2042
               (United Kingdom)                                       1,322,140
       650,000 FRB Ser. 02-2, Class 1C, 2.88s, 2043
               (United Kingdom)                                         661,904
               Green Tree Financial Corp.
       393,074 Ser. 99-3, Class A5, 6.16s, 2031                         397,988
    16,750,000 Ser. 99-5, Class A5, 7.86s, 2030                      14,676,084
     3,732,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      3,670,617
               GSAMP Trust 144A
       385,664 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                     384,739
     1,190,228 Ser. 04, Class Note, 5 1/2s, 2032                      1,188,442
       801,572 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                     800,739
       860,000 Ser. 04-HE1N, Class N1, 5s, 2034                         858,968
     3,227,055 High Income Trust Securities 144A
               FRB Ser. 03-1A, Class A,  1.68s,
               2036                                                   3,114,108
       746,000 Holmes Financing PLC FRB Ser. 8,
               Class 2C, 2.32s, 2040 (United
               Kingdom)                                                 746,234
               Holmes Financing PLC FRB
    13,365,000 Ser. 1, Class 2C, 2.75s, 2040
               (United Kingdom)                                      13,314,213
       870,000 Ser. 4, Class 3C, 2.9s, 2040 (United
               Kingdom)                                                 882,453
     1,300,000 Ser. 5, Class 2C, 3.05s, 2040
               (United Kingdom)                                       1,309,344
               Home Equity Asset Trust 144A
       319,594 Ser. 03-4N, Class A, 8s, 2033                            321,991
       667,858 Ser. 03-5N, Class A, 7 1/2s, 2034                        671,197
       935,592 Ser. 03-7N, Class A, 5 1/4s, 2034                        935,592
     1,017,531 Ser. 04-1N, Class A, 5s, 2034                          1,014,987
    32,470,951 Lehman Manufactured Housing Ser.
               98-1, Class 1, IO,  0.81s, 2028                          717,007
     5,220,000 LNR CDO, Ltd. FRB Ser. 02-1A, Class
               FFL, 4.2s, 2037  (Cayman Islands)                      5,013,288
     2,585,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.433s, 2036 (Cayman
               Islands)                                               2,722,264
       956,285 Long Beach Asset Holdings Corp. 144A
               Ser. 04-2, Class N1,  4.94s, 2034                        956,285
       375,368 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4,  Class N1,
               6.535s, 2033                                             375,837
               Long Beach Mortgage Loan Trust
    30,670,000 Ser. 04-3, Class S1, IO, 4.5s, 2006                    2,157,635
    15,335,000 Ser. 04-3, Class S2, IO, 4.5s, 2006                    1,078,817
               Madison Avenue Manufactured Housing
               Contract
   222,921,287 Ser. 02-A IO, 0.3s, 2032                               2,507,864
     4,059,503 FRB Ser. 02-A, Class B1, 4.7s, 2032                    2,232,727
     2,484,352 Marriott Vacation Club Owner Trust
               144A FRB Ser. 02-1A,  Class A1,
               2.12s, 2024                                            2,509,067
       831,855 Master Asset Backed Securities NIM
               Trust 144A Ser. 04-CI3,  Class N1,
               4.45s, 2034                                              831,855
     1,730,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5,  Class C5, 2.56s,
               2010                                                   1,765,141
     7,318,163 Merit Securities Corp. FRB Ser.
               11PA, Class 3A1, 2.082s, 2027                          6,987,131
       278,332 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N,  Class N1, 8s,
               2005                                                     280,767
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       643,351 Ser. 03-OP1N, Class N1, 7 1/4s, 2034                     643,753
       157,058 Ser. 04-WM1N, Class N1, 4 1/2s, 2034                     156,272
     1,916,298 Ser. 04-WM3N, Class N1, 4 1/2s, 2005                   1,904,226
               Mid-State Trust
       987,290 Ser. 10, Class B, 7.54s, 2036                            845,830
       523,165 Ser. 11, Class B, 8.221s, 2038                           518,506
               Morgan Stanley ABS Capital I 144A
       434,570 Ser. 03-NC8N, Class Note, 7.6s, 2033                     436,607
       692,167 Ser. 04-NC2N, Class Note, 6 1/4s,
               2033                                                     693,681
     1,090,000 Morgan Stanley Auto Loan Trust 144A
               Ser. 04-HB1, Class D,  5 1/2s, 2011                    1,073,650
               Morgan Stanley Dean Witter Capital I
     1,470,000 FRN Ser. 01-NC3, Class B1, 3.9s,
               2031                                                   1,454,184
     1,194,000 FRN Ser. 01-NC4, Class B1, 3.95s,
               2032                                                   1,175,533
     1,168,000 Navigator CDO, Ltd. 144A FRB Ser.
               03-1A, Class A1,  1.74s, 2015                          1,168,000
     1,734,000 New Century Home Equity Loan Trust
               Ser. 03-5,  Class AI7, 5.15s, 2033                     1,704,468
               New Century Mortgage Corp. NIM Trust
               144A
       601,170 Ser. 03-5, Class Note, 8s, 2033                          608,027
       464,674 Ser. 03-B, Class Note, 6 1/2s, 2033                      467,433
       624,000 Newcastle CDO, Ltd. 144A FRB Ser.
               3A, Class 4FL, 4.3s, 2038                                627,120
               76,950 NNIMS 144A Ser. 03-N1, Class Note,
               7.385s, 2033                                              77,718
               Novastar NIM Trust 144A
     1,916,975 Ser. 04-N1, Class Note, 4.458s, 2034                   1,916,975
     1,397,260 Ser. 04-N2, Class Note, 4.458s, 2034                   1,397,260
     6,500,616 Oakwood Mortgage Investors, Inc.
               Ser. 02-C, Class A1, 5.41s, 2032                       5,736,793
               Option One Mortgage Securities Corp.
               NIM Trust 144A
       454,871 Ser. 03-5, Class Note, 6.9s, 2033                        457,145
        33,404 Ser. 2003-2B, Class N1, 7.63s, 2033
               (Cayman Islands)                                          33,404
               Pass-Through Amortizing Credit Card
               Trust
       644,214 Ser. 02-1A, Class A3FL, 4.41s, 2012                      646,058
     1,082,325 Ser. 02-1A, Class A4FL, 6.91s, 2012                    1,085,385
               Permanent Financing PLC FRB
       870,000 Ser. 1, Class 3C, 2.61s, 2042
               (United Kingdom)                                         879,652
     1,300,000 Ser. 3, Class 3C, 2.56s, 2042
               (United Kingdom)                                       1,322,344
       657,000 Pillar Funding PLC 144A FRB Ser.
               04-1A, Class C1, 2.333s,
               2011 (United Kingdom)                                    656,709
               Providian Gateway Master Trust 144A
     1,204,000 FRB Ser. 04-AA, Class D, 3.23s, 2011                   1,206,769
     1,900,000 FRN Ser. 04-BA, Class D, 2.78s, 2010                   1,900,000
     1,325,967 Re NIM Trust 144A Ser. 04-A, 4.45s,
               2034                                                   1,307,817
    33,066,263 Renaissance Home Equity Loan Trust
               Ser. 03-4, Class S,  IO, 3s, 2006                        348,746
     4,634,785 Residential Asset Securities Corp.
               Ser. 02-KS6, Class AIO,  IO, 4.5s,
               2005                                                     101,479
               Residential Funding Mortgage
               Securities II
    16,373,586 Ser. 03-HS1, Class AI, IO, 5.5s,
               2033                                                     676,229
     5,169,091 Ser. 03-HS2, Class AI, IO, 5.5s,
               2005                                                     237,455
     7,125,349 Ser. 03-HS3, Class AI, IO, 5s, 2006                      295,702
     5,984,184 Restructured Asset Securities 144A
               FRN Ser. 03-3A,  Class A1, 2.56s,
               2022                                                   5,916,862
               Ryland Mortgage Securities Corp.
       304,446 Ser. 94-7C, Class B1, 7.359s, 2025                       304,446
       375,943 Ser. 94-7C, Class B1, 7.359s, 2025                       375,943
               SAIL Net Interest Margin Notes 144A
       713,651 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         712,866
       306,096 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                         306,004
       406,163 Ser. 03-13A, Class A, 6 3/4s, 2033
               (Cayman Islands)                                         405,642
       395,586 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                         392,645
       214,018 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                         212,430
       413,479 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                         411,398
     1,046,022 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                       1,040,581
       532,398 Ser. 03-BC2A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                         530,851
               SAIL Net Interest Margin Notes 144A
     1,335,588 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                       1,335,588
     3,773,374 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                       3,767,714
       350,000 Ser. 04-4A, Class B, 7 1/2s, 2034
               (Cayman Islands)                                         322,665
     1,125,822 Ser. 04-5A, Class A, 4 1/2s, 2034
               (Cayman Islands)                                       1,124,166
               Sasco Arc Net Interest Margin Notes
               144A
       221,588 Ser. 03-3, Class A, 7 3/4s, 2033                         220,476
        87,242 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                          87,217
       131,742 Ser. 03-AM1, Class A, 7 3/4s, 2033                       131,100
       427,032 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A,  6.656s, 2033                        427,032
       373,397 Sharp SP I, LLC Net Interest Margin
               Trust Ser. 03-NC1N,  Class N,
               7 1/4s, 2033                                             375,488
               Sharp SP I, LLC Net Interest Margin
               Trust 144A
     1,533,345 Ser. 03-0P1N, Class NA, 4.45s, 2033                    1,533,191
       180,491 Ser. 03-TC1N, 7.45s, 2033 (S)                            180,491
       358,299 Ser. 03-HE1N, 6.9s, 2033                                 360,090
       761,904 Ser. 04-HE1N, Class Note, 4.94s,
               2034                                                     761,904
       476,386 Ser. 04-HS1N, Class Note, 5.92s,
               2034                                                     476,386
       470,000 South Coast Funding FRB Ser. 3A,
               Class A2, 2.38s, 2038                                    475,875
               Structured Asset Investment Loan
               Trust
    14,998,641 Ser. 03-BC10, Class A, IO, 6s, 2005                      470,413
    47,763,783 Ser. 03-BC11, Class A, IO, 6s, 2005                    1,848,889
     8,966,405 Ser. 03-BC12, Class A, IO, 6s, 2005                      329,308
    27,274,286 Ser. 03-BC13, Class A, IO, 6s, 2005                    1,001,699
        52,104 Ser. 03-BC1A, Class A, 7 3/4s, 2033                       51,851
    35,100,614 Ser. 03-BC2, Class A, IO, 6s, 2005                       914,416
    17,796,008 Ser. 03-BC3, Class A, IO, 6s, 2004                       250,899
     5,370,192 Ser. 03-BC4, Class A, IO, 6s, 2004                       102,309
     9,799,972 Ser. 03-BC5, Class A, IO, 6s, 2004                       186,702
    26,474,688 Ser. 03-BC6, Class A, IO, 6s, 2005                       765,643
     8,767,509 Ser. 03-BC8, Class A, IO, 6s, 2005                       347,160
    10,656,634 Ser. 03-BC9, Class A, IO, 6s, 2005                       297,319
    46,153,000 Ser. 04-1, Class A, IO, 6s, 2005                       2,462,156
    33,861,181 Ser. 04-3, Class A, IO, 6s, 2005                       1,680,792
               Structured Asset Securities Corp.
     8,751,636 Ser. 02-BC1, Class A, IO, 6s, 2004                       166,730
     7,558,718 Ser. 98-RF3, Class A, IO, 6.1s, 2028                   1,281,807
               Structured Asset Securities Corp.
               144A
     2,800,000 FRB Ser. 03-NP2, Class A2, 2s, 2032                    2,796,063
     1,315,168 FRN Ser. 03-NP3, Class A1, 1.95s,
               2033                                                   1,315,168
     3,199,000 Terwin Mortgage Trust FRB Ser.
               04-5HE, Class A1B, IO,  1.87s, 2035                    3,195,501
     1,698,000 TIAA Commercial Real Estate
               Securitization 144A Ser. 03-1A,
               Class E, 8s, 2038                                      1,523,358
    15,062,458 Wells Fargo Home Equity Trust Ser.
               04-1, Class A, IO, 6s, 2005                              878,224
     1,462,625 Wells Fargo Home Equity Trust 144A
               Ser. 04-1N, Class A, 5s, 2034                          1,457,396
     1,060,000 Westo Ser. 04-3, Class D, 4.07s,
               2012                                                   1,059,895
       512,878 Whole Auto Loan Trust Ser. 03-1,
               Class C, 3.13s, 2010                                     506,547
     3,123,018 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                3,124,970
                                                                 --------------
               Total Asset-backed securities
               (cost $318,531,511)                                 $299,871,629

Convertible preferred stocks (0.6%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       111,300 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                             $7,025,813
        45,500 Hartford Financial Services Group,
               Inc. (The) $3.00 cv. pfd.                              2,809,625
       186,848 Xerox Corp. 6.25% cv. pfd.                            23,753,052
                                                                 --------------
               Total Convertible preferred stocks
               (cost $27,734,917)                                   $33,588,490

Convertible bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $254,300 CenterPoint Energy, Inc. cv. sub
               notes FRN 2s, 2029                                    $8,264,750
     3,200,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   3,368,000
                                                                 --------------
               Total Convertible bonds and notes
               (cost $9,919,719)                                    $11,632,750

Municipal bonds and notes (0.1%) (a)
Principal amount                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
    $1,110,000 IL State G.O. Bonds, 5.1s, 6/1/33     AA              $1,003,729
     1,120,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. B, AMBAC,  4.252s, 1/1/16        AAA              1,050,571
     1,320,000 OR State G.O. Bonds (Taxable
               Pension), 5.892s, 6/1/27              AA-              1,347,779
                                                                 --------------
               Total Municipal bonds and notes
               (cost $3,550,000)                                     $3,402,079

Short-term investments (8.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $229,606,619 Putnam Prime Money Market Fund (e)                  $229,606,619
   218,214,444 Short-term investments held as
               collateral for loaned securities with
               yields ranging from 1.28% to 1.52%
               and due dates ranging from August 2,
               2004 to August 23, 2004 (d)                          218,136,061
                                                                 --------------
               Total Short-term investments
               (cost $447,742,680)                                 $447,742,680
-------------------------------------------------------------------------------
               Total Investments
               (cost $5,796,345,329)                             $6,385,794,334
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,558,714,880.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2004. Securities rated by Putnam are indicated by "/P" . Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts, forward currency and forward cross currency contracts at July 31, 2004.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at July 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 6 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at July 31, 2004.



Forward currency contracts to buy at July 31, 2004
(aggregate face value $1,356,113)
                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Dollar                        $703,871          $686,874           9/15/04           $16,997
Euro                                    666,031           669,239           9/15/04            (3,208)
------------------------------------------------------------------------------------------------------
                                                                                              $13,789
------------------------------------------------------------------------------------------------------


Futures contracts outstanding at July 31, 2004
                                                                                          Unrealized
                                                        Aggregate         Expiration     appreciation/
                                          Value        face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                   $2,206,350        $2,206,610            Sep 04             $(260)
Euro 90 day (Long)                      732,300           735,838            Dec 04            (3,538)
Euro 90 day (Long)                      729,300           732,838            Mar 05            (3,538)
Euro 90 day (Long)                      726,525           729,838            Jun 05            (3,313)
Euro 90 day (Long)                      723,975           727,175            Sep 05            (3,200)
Euro 90 day (Long)                      721,688           724,888            Dec 05            (3,200)
Interest Rate Swap
10 yr (Long)                            968,344           936,514            Sep 04            31,830
S&P 500 Index (Short)                70,470,400        72,555,840            Sep 04         2,085,440
U.S. Treasury Bond (Long)           147,393,938       142,344,014            Sep 04         5,049,924
U.S. Treasury Note
5 yr (Short)                        699,595,500       694,582,624            Sep 04        (5,012,876)
U.S. Treasury Note
10 yr (Long)                        741,262,031       726,873,559            Sep 04        14,388,472
------------------------------------------------------------------------------------------------------
                                                                                          $16,525,741
------------------------------------------------------------------------------------------------------


TBA sales commitments outstanding at July 31, 2004
(proceeds receivable $518,355,367)

                                                        Principal         Settlement
Agency                                                     amount            date             Value
------------------------------------------------------------------------------------------------------
FNMA 6 1/2s, August 15, 2034                         $234,700,000           8/12/04      $244,913,111
FNMA 4 1/2s, August 15, 2034                          289,200,000           8/12/04       273,090,664
------------------------------------------------------------------------------------------------------
                                                                                         $518,003,775
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding at July 31, 2004
                                                                                          Unrealized
                                                        Notional         Termination     appreciation/
                                                         amount              date       (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 14, 2004 to pay semi-annually the
notional amount multiplied by 4.35625% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.             $158,677,000           1/16/14        $6,443,945

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by
the three month USD-LIBOR.                             82,772,000           1/28/24        (2,806,822)

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually
the notional amount multiplied by 2.444% and
pay quarterly the notional amount multiplied
by the three month USD LIBOR.                          12,822,000           12/5/05            (8,580)

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by three month USD-LIBOR.                    3,280,000          12/16/05            21,972

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD LIBOR.                                             25,631,800            7/9/06           (24,968)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.              116,700,000            8/5/08         2,057,291

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                         54,516,000           12/9/05          (230,547)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         28,852,000           1/26/06           308,688

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
 semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         28,154,000           1/23/06           294,668

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA                                          28,154,000           1/23/06           294,661

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         15,124,000           1/26/06           160,282

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.71% and receive quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                         10,708,000          12/15/13           108,859

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.5792% and receive quarterly
the notional amount multiplied by three
month USD-LIBOR-BBA.                                   10,192,000          12/16/13           207,362

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          9,540,000           1/26/14           388,937

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          9,307,000           1/23/14           352,111

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          9,307,000           1/23/14           344,643

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,886,000           1/26/14           197,730

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                          3,658,000          12/15/13           (55,150)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                          2,559,000          12/15/05            12,868
------------------------------------------------------------------------------------------------------
                                                                                           $8,067,950
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding at July 31, 2004
                                                                                           Unrealized
                                                         Notional         Termination     appreciation/
                                                          amount             date        (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank AG dated
July 16, 2004 to receive monthly the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor
and pay monthly the notional amount
multiplied by the nominal spread appreciation
of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index and an
accrual of 40 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage
Backed Securities Index.                              $11,081,500           1/31/05                $0

Agreement with Deutsche Bank AG dated
June 28, 2004 to pay at maturity the notional
amount multiplied by the spread appreciation of
the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor and receive at maturity
the notional amount multiplied by the depreciation
of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index plus
43 basis points.                                       18,122,400            1/1/05            13,290

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 16, 2004 to pay monthly the notional
amount multiplied by the spread appreciation of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive monthly the notional
amount multiplied by the depreciation of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index plus 43 basis points.          23,800,939            6/1/05            15,869

Agreement with Goldman Sachs Capital
Markets, L.P. dated June 25, 2004 to pay
monthly the notional amount multiplied by
the spread appreciation of the Lehman
Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a
modified duration factor and receive
monthly the notional amount multiplied
by the depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index plus 43 basis points.                 24,163,147            10/1/04           17,518

Agreement with JP Morgan Chase Bank
dated February 26, 2004 to receive (pay)
at termination the notional amount
multiplied by CMBS Lehman Brothers
Investment Grade Index and pay at
termination the notional amount multiplied
by the six month USD-LIBOR-BBA
adjusted by a specified spread.                         7,276,053            9/1/04          (140,969)

Agreement with Lehman Brothers Special
Financing, Inc. dated March 3, 2004 to
receive monthly the notional amount
multiplied by Lehman Brothers CMBS
ERISA-Eligible Index and pay monthly
the absolute value of the spread
return amount.                                          8,655,713            9/1/04            10,529

Agreement with Lehman Brothers Special
Financing, Inc. dated February 26, 2004 to
receive (pay) semi-annually the notional
amount multiplied by Lehman Brothers
CMBS ERISA -- Eligible Index and pay
monthly the notional amount multiplied by
the one month USD-LIBOR-BBA adjusted
by a specified spread.                                  7,079,179            9/1/04            68,495

Agreement with Morgan Stanley & Co.
dated July 16, 2004 to pay monthly the
notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a modified
duration factor and receive monthly the
notional amount multiplied by the nominal
spread appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of 47 basis
points plus the beginning of the period
nominal spread of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index.                                      11,081,500           1/31/05                 0

Agreement with Morgan Stanley & Co.
dated July 16, 2004 to pay monthly the
notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a modified
duration factor and receive monthly the
notional amount multiplied by the nominal
spread appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of 47 basis
points plus the beginning of the period
nominal spread of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index.                                      22,163,000           1/31/05            16,998
------------------------------------------------------------------------------------------------------
                                                                                               $1,730
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding at July 31, 2004
(premiums received $213,254)

                                                                           Notional
                                                                            amount              Value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective
June 26, 2003, maturing on September 20, 2008, to
receive a premium equal to 11.088% times the notional
amount. Upon a credit default event of The Gap, Inc.
5.75% due 3/15/09 the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market value of
The Gap, Inc. 5.75%, 2009.                                               $1,350,000           $43,375

Agreement with Merrill Lynch International effective
July 1, 2004, maturing on July 1, 2007, to receive a
premium equal to 1.441% times the notional amount.
Upon a credit default event of Consolidated Natural
Gas, 6.625%, December 12, 2008, the fund makes a
payment of the proportional notional amount times
the difference between the par value and the then-
market value of Consolidated Natural Gas, 6.625%,
December 12, 2008.                                                        4,410,000            62,049
------------------------------------------------------------------------------------------------------
                                                                                             $105,424
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
July 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $212,225,191 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated Issuers (identified cost $5,566,738,710)          $6,156,187,715
-------------------------------------------------------------------------------
Affiliated Issuers (identified cost $229,606,619) (Note 6)        229,606,619
-------------------------------------------------------------------------------
Cash                                                               11,627,552
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          29,853,173
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              4,777,134
-------------------------------------------------------------------------------
Receivable for securities sold                                    946,313,780
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        11,336,716
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                16,997
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            3,574,150
-------------------------------------------------------------------------------
Total assets                                                    7,393,293,836

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                1,067,163,704
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         16,056,417
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        6,734,998
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,344,509
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                342,054
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,251
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,851,593
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $213,254) (Note 1)                                           105,424
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            3,267,036
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                    3,208
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$518,355,367) (Note 1)                                            518,003,775
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                218,136,061
-------------------------------------------------------------------------------
Other accrued expenses                                                565,926
-------------------------------------------------------------------------------
Total liabilities                                               1,834,578,956
-------------------------------------------------------------------------------
Net assets                                                     $5,558,714,880

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $5,378,210,375
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       12,056,047
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (446,085,415)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        614,533,873
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $5,558,714,880
-------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,322,531,859 divided by 196,526,569 shares)                         $16.91
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.91)*                $17.85
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,095,664,658 divided by 65,483,968 shares)**                        $16.73
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($75,184,946 divided by 4,473,674 shares)**                            $16.81
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($217,045,649 divided by 12,964,006 shares)                            $16.74
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.74)*                $17.35
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($126,769 divided by 7,508 shares)                       $16.89
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($848,160,999 divided by 50,040,043 shares)              $16.95
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended July 31, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $737,815 from
investments in affiliated issuers) (Note 6)                       $93,905,109
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $281,493)                         79,733,911
-------------------------------------------------------------------------------
Securities lending                                                    163,521
-------------------------------------------------------------------------------
Total investment income                                           173,802,541

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   28,920,371
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     14,751,056
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            104,474
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       45,938
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               8,882,260
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              12,315,500
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 840,270
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,742,567
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     175
-------------------------------------------------------------------------------
Other                                                               1,598,718
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                          110,550
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                    (110,550)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 6)                       (121,285)
-------------------------------------------------------------------------------
Total expenses                                                     69,080,044
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,647,315)
-------------------------------------------------------------------------------
Net expenses                                                       67,432,729
-------------------------------------------------------------------------------
Net investment income                                             106,369,812
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  256,098,168
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        2,347,865
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (33,475,052)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           220,927
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (978,684)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                1,860,166
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                    121,972
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, written
options, and TBA sale commitments during the year                 238,758,263
-------------------------------------------------------------------------------
Net gain on investments                                           464,953,625
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $571,323,437
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended July 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $106,369,812     $137,222,025
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    226,073,390     (314,771,145)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       238,880,235      666,689,756
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       571,323,437      489,140,636
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (71,321,677)    (107,895,962)
-------------------------------------------------------------------------------
Class B                                          (15,606,522)     (29,270,787)
-------------------------------------------------------------------------------
Class C                                           (1,081,609)      (1,730,918)
-------------------------------------------------------------------------------
Class M                                           (3,563,743)      (6,195,401)
-------------------------------------------------------------------------------
Class R                                                 (455)             (11)
-------------------------------------------------------------------------------
Class Y                                          (21,369,832)     (26,338,433)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                         (1,204,250,931)     919,964,935
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (745,871,332)   1,237,674,059

Net assets
-------------------------------------------------------------------------------
Beginning of year                              6,304,586,212    5,066,912,153
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $12,056,047 and
$20,229,226, respectively)                    $5,558,714,880   $6,304,586,212
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.72          $15.02          $17.24          $15.77          $18.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .32 (d)         .37             .45             .52             .55
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.20             .81           (2.17)           1.49           (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.52            1.18           (1.72)           2.01            (.89)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.33)           (.48)           (.48)           (.53)           (.58)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.33)           (.48)           (.50)           (.54)          (1.83)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.91          $15.72          $15.02          $17.24          $15.77
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.77            8.06          (10.20)          12.86           (5.09)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $3,322,532      $3,784,601      $2,990,984      $3,176,287      $3,030,281
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.00 (d)         .99             .96             .92             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.90 (d)        2.50            2.75            3.11            3.32
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    165.66          121.38 (e)(f)   131.89  (e)     333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of the average net assets of class A shares. (Note 6).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.56          $14.87          $17.07          $15.62          $18.33
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .19 (d)         .26             .33             .39             .42
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.19             .80           (2.15)           1.48           (1.43)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.38            1.06           (1.82)           1.87           (1.01)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.21)           (.37)           (.36)           (.41)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.21)           (.37)           (.38)           (.42)          (1.70)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.73          $15.56          $14.87          $17.07          $15.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      8.88            7.25          (10.86)          12.02           (5.82)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1,095,665      $1,308,605      $1,068,667      $1,199,676      $1,175,947
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.75 (d)        1.74            1.71            1.67            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.16 (d)        1.75            2.00            2.36            2.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    165.66          121.38 (e)(f)   131.89 (e)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of the average net assets of class B shares. (Note 6).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.63          $14.94          $17.16          $15.71          $18.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .19 (d)         .26             .33             .39             .42
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.20             .80           (2.16)           1.49           (1.44)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.39            1.06           (1.83)           1.88           (1.02)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.21)           (.37)           (.37)           (.42)           (.51)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.21)           (.37)           (.39)           (.43)          (1.76)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.81          $15.63          $14.94          $17.16          $15.71
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      8.92            7.25          (10.88)          12.02           (5.82)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $75,185         $91,282         $53,186         $37,453         $20,642
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.75 (d)        1.74            1.71            1.67            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   1.16 (d)        1.73            1.99            2.32            2.60
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    165.66          121.38 (e)(f)   131.89 (e)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of the average net assets of class C shares. (Note 6).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.57          $14.87          $17.08          $15.63          $18.33
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .23 (d)         .30             .37             .43             .46
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.19             .80           (2.16)           1.48           (1.42)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.42            1.10           (1.79)           1.91            (.96)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.25)           (.40)           (.40)           (.45)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.25)           (.40)           (.42)           (.46)          (1.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.74          $15.57          $14.87          $17.08          $15.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.18            7.58          (10.69)          12.31           (5.52)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $217,046        $239,662        $222,176        $252,802        $223,246
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.50 (d)        1.49            1.46            1.42            1.43
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.40 (d)        2.02            2.25            2.60            2.82
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    165.66          121.38 (e)(f)   131.89 (e)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of the average net assets of class M shares. (Note 6).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Year       For the period
                                                                                           ended     January 21, 2003+
Per-share                                                                                 July 31       to July 31
operating performance                                                                       2004            2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                       $15.70          $15.05
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                    .21 (d)         .17
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                         1.29             .65
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                       1.50             .82
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                           (.31)           (.17)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         (.31)           (.17)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                             $16.89          $15.70
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                      9.60            5.52*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                              $127              $1
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                   1.25 (d)         .65*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                   1.33 (d)        1.18*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                    165.66          121.38 (e)(f)
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of the average net assets of class R shares. (Note 6).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.76          $15.05          $17.28          $15.80          $18.53
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .36 (d)         .41             .49             .56             .60
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.21             .82           (2.17)           1.50           (1.46)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.57            1.23           (1.68)           2.06            (.86)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.38)           (.52)           (.53)           (.57)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --            (.02)           (.01)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.38)           (.52)           (.55)           (.58)          (1.87)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.95          $15.76          $15.05          $17.28          $15.80
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.03            8.38          (10.01)          13.18           (4.89)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $848,161        $880,435        $731,900        $768,075        $621,363
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .75 (d)         .74             .71             .67             .68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.16 (d)        2.76            3.00            3.35            3.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    165.66          121.38 (e)(f)   131.89 (e)      333.46          140.92
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of the average net assets of class Y shares. (Note 6).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
July 31, 2004

Note 1
Significant accounting policies

The George Putnam Fund of Boston ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Total redemption fees received by the fund for the year ended July 31, 2004 were $2,271.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

L) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2004, the value of securities loaned amounted to $212,225,191. The fund received cash collateral of $218,136,061 which is pooled with collateral of other Putnam funds into 29 issuers of high grade short-term investments.

M) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $322,771,264 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------
  $35,701,820      July 31, 2010
  287,069,444      July 31, 2011

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, straddle loss deferrals, realized built-in losses, and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2004, the fund reclassified $1,599,153 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $1,599,153.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $583,862,351
Unrealized depreciation           (101,141,716)
                                  ------------
Net unrealized appreciation        482,720,635
Undistributed ordinary income       13,828,664
Capital loss carryforward         (322,771,264)
Cost for federal income
tax purposes                    $5,903,073,699


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended July 31, 2004, the fund paid PFTC $12,456,463 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2004, the fund's expenses were reduced by $1,647,315 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,417, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class
C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $575,423 and $8,764 from the sale of class A and class M shares, respectively, and received
$2,790,512 and $43,615 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received $218,739 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $7,796,369,471 and $8,777,931,314, respectively. Purchases and sales of U.S. government securities aggregated $948,455,165 and $950,652,445, respectively.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                       25,121           $15,324
----------------------------------------------------------------
Options opened                       1,195,529           287,151
Options expired                       (412,678)         (108,885)
Options closed                        (807,972)         (193,590)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At July 31, 2004 there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         38,177,152      $636,173,891
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,010,048        65,565,354
----------------------------------------------------------------
                                    42,187,200       701,739,245

Shares repurchased                 (86,369,385)   (1,432,154,084)
----------------------------------------------------------------
Net decrease                       (44,182,185)    $(730,414,839)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         56,893,872      $849,636,705
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,611,050        98,441,412
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                        5,510,707        78,454,369
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                     36,618,830       521,331,845
----------------------------------------------------------------
                                   105,634,459     1,547,864,331

Shares repurchased                 (64,088,705)     (949,329,152)
----------------------------------------------------------------
Net increase                        41,545,754      $598,535,179
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,048,720      $165,010,566
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       894,212        14,468,542
----------------------------------------------------------------
                                    10,942,932       179,479,108

Shares repurchased                 (29,561,948)     (487,125,122)
----------------------------------------------------------------
Net decrease                       (18,619,016)    $(307,646,014)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,149,786      $237,706,103
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,840,131        27,227,335
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                        1,154,490        16,293,350
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                     14,223,453       200,736,033
----------------------------------------------------------------
                                    33,367,860       481,962,821

Shares repurchased                 (21,153,997)     (307,917,883)
----------------------------------------------------------------
Net increase                        12,213,863      $174,044,938
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,298,282       $21,315,780
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        60,062           973,315
----------------------------------------------------------------
                                     1,358,344        22,289,095

Shares repurchased                  (2,725,476)      (45,065,317)
----------------------------------------------------------------
Net decrease                        (1,367,132)     $(22,776,222)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,469,236       $36,842,084
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       107,929         1,603,699
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                          206,343         2,926,165
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                      1,118,461        15,861,018
----------------------------------------------------------------
                                     3,901,969        57,232,966

Shares repurchased                  (1,621,481)      (23,883,301)
----------------------------------------------------------------
Net increase                         2,280,488       $33,349,665
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,968,774       $32,462,800
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       215,887         3,497,386
----------------------------------------------------------------
                                     2,184,661        35,960,186

Shares repurchased                  (4,611,033)      (76,071,025)
----------------------------------------------------------------
Net decrease                        (2,426,372)     $(40,110,839)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,958,968       $43,759,073
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       410,989         6,080,663
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                           49,611           700,183
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                      1,163,340        16,418,669
----------------------------------------------------------------
                                     4,582,908        66,958,588

Shares repurchased                  (4,130,141)      (60,618,953)
----------------------------------------------------------------
Net increase                           452,767        $6,339,635
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              8,000          $136,550
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            27               455
----------------------------------------------------------------
                                         8,027           137,005

Shares repurchased                        (586)           (9,998)
----------------------------------------------------------------
Net increase                             7,441          $127,007
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                                to July 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 65            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             2                11
----------------------------------------------------------------
                                            67             1,011

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                67            $1,011
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,234,706      $218,756,844
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,301,572        21,369,832
----------------------------------------------------------------
                                    14,536,278       240,126,676

Shares repurchased                 (20,348,272)     (343,556,700)
----------------------------------------------------------------
Net decrease                        (5,811,994)    $(103,430,024)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,589,658      $204,021,187
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,762,486        26,338,433
----------------------------------------------------------------
Shares issued in
connection with
the merger
of Putnam
Balanced Fund                        1,599,557        22,813,715
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                        295,174         4,209,928
----------------------------------------------------------------
                                    17,246,875       257,383,263

Shares repurchased                 (10,018,455)     (149,688,756)
----------------------------------------------------------------
Net increase                         7,228,420      $107,694,507
----------------------------------------------------------------

Note 5
Acquisition of Putnam Balanced
Fund and Putnam Balanced
Retirement Fund

On September 23, 2002, the fund issued the following shares to acquire the net assets of Putnam Balanced Fund and Putnam Balanced Retirement Fund in a tax-free exchange approved by the shareholders.

                          Shares                   Shares
                          Issued                  Exchanged
------------------------------------------------------------
Putnam Balanced Fund
Class A                 5,510,707                 9,462,721
Class B                 1,154,490                 1,970,031
Class C                   206,343                   353,307
Class M                    49,611                    84,332
Class Y                 1,599,557                 2,752,898
------------------------------------------------------------
Putnam Balanced Retirement Fund
Class A                36,618,830                55,745,386
Class B                14,223,453                21,678,937
Class C                 1,118,461                 1,705,371
Class M                 1,163,340                 1,766,568
Class Y                   295,174                   450,232
------------------------------------------------------------

The net assets of the fund, Putnam Balanced Fund and Putnam Balanced Retirement Fund on September 20, 2002, valuation date, were $4,894,295,298, $121,187,782 and $758,557,493, respectively. On
September 20, 2002, Putnam Balanced Fund had unrealized depreciation of $6,934,989 and Putnam Balanced Retirement Fund had unrealized depreciation of $31,608,849, respectively. The aggregate net assets of the fund immediately following the acquisition were $5,774,040,573.


Note 6
Investment in Putnam Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $737,815 for the period ended July 31, 2004.


Note 7
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended July 31, 2004, Putnam Management has assumed
$110,550 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Note 8
Other matters

In connection with a review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the fund. Putnam made restitution of approximately $169,000 to the fund on February 27, 2004. Putnam has also made a number of personnel changes, including senior managers, and has implemented changes in procedures. Putnam has informed the SEC, the Funds' Trustees and independent auditors. The SEC is investigating this matter.


Federal tax information
(Unaudited)

The fund has designated 69.4% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the fund hereby designates 70.4%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). And, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and
Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN021-216503  9/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

The George Putnam Fund of Boston
Supplement to Annual Report dated 7/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/04

                                                                        NAV

1 year                                                                10.03%
5 years                                                               15.50
Annual average                                                         2.92
10 years                                                             146.53
Annual average                                                         9.44
Life of fund (since class A inception, 11/5/37)
Annual average                                                         9.44

Share value:                                                            NAV

7/31/03                                                              $15.76
7/31/04                                                              $16.95

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      4         $0.375              --               $0.375

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10-11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 7/31/04

                                                                Class Y

Expenses paid per $1,000*                                         $3.81
Ending value (after expenses)                                   $994.10

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04

                                                                Class Y

Expenses paid per $1,000*                                          $3.86
Ending value (after expenses)                                  $1,021.32
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                              0.76%
Average annualized expense ratio for Lipper peer group++           1.07%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:


                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2004       $119,248*   $--             $9,028    $1,151
July 31, 2003       $93,273     $47,876**       $6,908    $--

* Includes fees of $ 4,953 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

** Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended July 31, 2004 and July 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $143,807 and $128,379 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Items 6. Schedule of Investments: Not applicable
---------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 27, 2004